As filed with the Securities and Exchange Commission on March 15, 2011

Securities Act File No. 333-

U.S.
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

(Check appropriate box or boxes)

Pre-Effective Amendment No.    ☐

Post-Effective Amendment No.   ☐

ALDA CAPITAL CORPORATION

(Exact name of Registrant as specified in charter)

233 S. Wacker Drive, Suite 9330
Chicago, Illinois 60606

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (312) 382-9330

Alan D. Gordon
Chief Executive Officer
ALDA Capital Corporation
233 S. Wacker Drive, Suite 9330
Chicago, Illinois 60606

(Name and address of agent for service)

COPIES TO:

Steven T. Anapoell, Esq. Steven M. Felsenstein, Esq. Greenberg Traurig, LLP 3161 Michelson Drive, Suite 1000 Irvine, California 92612 (949) 732-6500	Barry I. Grossman, Esq. Stuart Neuhauser, Esq. Ellenoff Grossman & Schole LLP 150 East 42nd Street New York, New York 10017 (212) 370-1300

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock, $0.001 par value per share	$50,000,000	$5,805

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not a solicitation of any offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED _____

[COMPANY LOGO]

ALDA Capital Corporation

[______________] Shares of Common Stock

We are a newly formed, externally managed, closed-end, non-diversified, management investment company that intends to file an election to be regulated as a business development company under the Investment Company Act of 1940, as amended, prior to consummating this offering. Our investment objective is to generate both current income through investments in debt securities at all levels of the capital structure and capital appreciation through our ownership of warrants and other equity related securities received in connection with our debt investments. We may also make stand-alone equity investments from time to time on an opportunistic basis. We intend to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended. We will be managed by ALDA Capital Manager, LLC, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission. ALDA Service Company, LLC will provide the administrative services necessary for us to operate.

This is our initial public offering and our shares have no history of public trading. We are offering [________] shares of common stock at the initial public offering price of $     per share. Purchasers in this offering will experience immediate dilution in net asset value of approximately $     per share. See “Dilution” on page 34.

We have applied to have our common stock approved for listing on the NYSE Amex Equities under the symbol “ACA”.

Investing in our common stock is considered speculative and involves a high degree of risk. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 10 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Total(1)
	Per Share		Without Overallotment		With Overallotment
Public Offering Price	$	[ ]	$	[ ]	$	[ ]
Sales load (Underwriting discount and commission)(2)	$	[ ]	$	[ ]	$	[ ]
Corporate Finance Fee and other expenses(3)	$	[ ]	$	[ ]	$	[ ]
Proceeds, before expenses, to us	$	[ ]	$	[ ]	$	[ ]

(1)	Assumes all shares are sold at the initial offering price per share.
(2)	Sales load on shares purchased by ALDA Capital, LLC is $_______ [50%].
(3)	We will pay the representative a corporate finance fee of 1.0% of the gross proceeds of the offering (0.5% of the gross proceeds paid by ALDA Capital, LLC in respect of shares purchased by it) (“Corporate Finance Fee”). The Corporate Finance Fee is not payable with respect to the shares of common stock sold upon exercise of the underwriters’ over-allotment option. We estimate that the total expenses of this offering, excluding the underwriters’ discount and the Corporate Finance Fee, will be approximately $[ ].

The underwriters expect to deliver the shares of common stock to purchasers on or about            , 2011.

This prospectus contains important information about us that you should know before investing in our common stock and should be retained for future reference. Upon completing this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information will also be available free of charge by contacting us at ALDA Capital Corporation, 233 S. Wacker Drive, Suite 9330, Chicago, Illinois 60606, by telephone at (312) 382-9330, or on our website at www.aldacapitalcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Maxim Group LLC

The date of this prospectus is            , 2011.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information from that contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will amend or supplement the information contained in this prospectus during the offering period to reflect material changes to the disclosure contained herein.

ALDA CAPITAL CORPORATION

Until ______, 2011 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read carefully the entire prospectus, including “Risk Factors” and the documents to which we have referred.

In this prospectus, unless otherwise indicated, the terms “Company”, “we”, “us” and “our” refer to ALDA Capital Corporation, and the terms “ALDA Capital Manager” or “our investment adviser” refer to ALDA Capital Manager, LLC.

Unless otherwise noted, the information contained in this prospectus assumes (i) that the underwriters’ overallotment option is not exercised and (ii) an initial public offering price of $[ ] per share.

ALDA Capital Corporation

We are a newly formed, externally managed, non-diversified, closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, prior to the consummation of this offering. ALDA Capital Manager, LLC, a Delaware limited liability company, will serve as our investment adviser. ALDA Service Company, LLC will provide the administrative services necessary for us to operate. We intend to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. We were incorporated on February 25, 2011, under the laws of the State of Maryland.

We are a commercial finance and investment company that intends to provide customized financing solutions to small- and medium-sized companies located throughout the United States. We define small- and medium-sized companies as those having annual revenues between $5 million to $100 million. Our investment objective is to generate both current income through investments in debt securities at all levels of the capital structure and capital appreciation through our ownership of warrants and other equity related securities received in connection with our debt investments. The debt investments we anticipate making include first and second lien debt, unsecured notes and mezzanine securities, as well as “one-stop” deep structure loans, which are transactions in which the lender provides a multi-tranche financing to a borrower simultaneously, and “unitranche” loans, which are loans that combine characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans. We believe that having a first lien, senior secured position will provide us with greater control and security in the primary collateral of a borrower and will help mitigate risk against loss of principal should a borrower default. In addition, we may also invest in mezzanine, subordinated or unsecured loans. We may also make stand-alone equity investments from time to time on an opportunistic basis.

Our investments will generally range in size from $1 million to $3 million, although we expect that this investment size will vary proportionately with the size of our capital base. We may make larger investments from time to time on an opportunistic basis. We may originate and make loans directly, buy portions of loans in syndicated offerings or buy whole loans or participations from existing holders such as banks and commercial finance-oriented, non-depository institutions. We will seek to invest in small- and medium-sized companies across a range of industries. In general, we will evaluate prospective portfolio companies based on the following principal qualitative factors: (i) a proven business model; (ii) meaningful industry barriers to entry for potential competitors; (iii) verifiable cost competitiveness, (iv) favorable financial characteristics; and (v) proven management team with a strong operating discipline. We believe that the current lending environment presents a significant opportunity for our strategy, as the recent financial crisis has reduced competition in the lending industry while demand for credit among private borrowers has increased. As a result of these supply and demand dynamics, we believe that private debt providers can earn wider spreads and increased equity upside while taking less risk than in recent years.

We have no operating history. At this time, we do not have any arrangements, agreements or commitments to make an investment in a portfolio company. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Issuances of Securities

In March 2011, ALDA Capital Manager, LLC purchased 100 shares of our common stock at $15.00 per share for an aggregate purchase price of $1,500 as the initial capital contribution to the Company. All shares of our common stock issued in the private placement are restricted shares and cannot be sold by the holders thereof without registration under the Securities Act of 1933, as amended, or the Securities Act, or an available exemption from registration under the Securities Act.

In addition, the underwriters have reserved for sale to ALDA Capital, LLC, an affiliate of our investment adviser, at the initial public offering price,  shares of our common stock having an aggregate value of $1,250,000. Shares purchased by ALDA Capital, LLC from the underwriters in the public offering will be subject to a reduced corporate finance fee of 0.5% and a reduced sales load (underwriting discount and commissions) of $  per share.

About ALDA Capital Manager, LLC

Our investment activities will be managed by ALDA Capital Manager, LLC, our investment adviser. ALDA Capital Manager is led by Mr. Alan D. Gordon, our Chairman of the Board of Directors, Chief Executive Officer, President and Secretary. Mr. Gordon is the manager of ALDA Capital Manager. He is supported by Victor Dupont, Vice President of ALDA Capital Manager. Together, Messrs. Gordon and Dupont have over 30 years of investment experience investing in and building small- and medium-sized companies across a number of different industries, geographies and asset classes. We consider Messrs. Gordon and Dupont to be ALDA Capital Manager’s investment team. The financial records, books and accounts of ALDA Capital Manager are overseen by Lori Wittman, our Chief Financial Officer and Treasurer. Ms. Wittman has over 20 years experience managing and supervising various assets and investments in commercial real estate.

We expect to benefit from the experience of our investment adviser’s management team and investment professionals to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of those investments. Our investment adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Investment Strategy and Competitive Advantages

We seek attractive, risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity-related investments by:

•	Focusing on Small- and Medium-Sized Companies. We generally intend to provide capital to fund growth, acquisitions, buyouts, transformational corporate events, and recapitalizations for small- and medium-sized companies. We believe that financial institutions and mainstream investors have historically underserved such companies in favor of larger corporate clients and capital market transactions because lending to small- and medium-sized companies generally requires a greater dedication of the lender’s time and resources than lending to larger companies, due in part to the smaller size of each investment and the lack of information available from these companies. We believe that many financial organizations have cost structures that are not conducive to this type of lending. We believe this situation has worsened during the recent financial crisis, as banks have reduced staff and other costs to preserve capital and return to profitability. As such, we believe these factors have resulted in a significant supply/demand imbalance for private credit, providing us with greater investment opportunities.
•	Providing Customized and Flexible Financing Solutions. We intend to offer a broad range of credit-oriented financing structures to our target portfolio companies, which may consist of various forms of senior secured lending as well as credit instruments with features typically found in mezzanine, subordinated or unsecured loans. We may also make stand-alone equity investments from time to time on an opportunistic basis. In addition, we intend to offer one-stop deep structure loans and unitranche loans, which loans provide us with additional flexibility to structure our investments to meet the needs of our portfolio companies. We believe the variety of financing solutions we intend to offer and our ability to customize financing arrangements will make us an attractive lender to small- and medium-sized companies.
•	Leveraging the Skill, Experience and Resources of ALDA Capital Manager’s Investment
Team. ALDA Capital Manager’s investment team has more than 30 years of combined experience investing in, lending to, founding, operating, and advising companies across a range of products, industries, geographies, and changing market cycles. The investment team members have broad investment, operational, and management backgrounds, with prior experience at specialty finance companies, investment management firms, private equity investment funds, investment banks and other financial services companies. We believe their experience in originating, sourcing, analyzing, valuing, structuring, underwriting, monitoring and restructuring transactions may provide us with a competitive advantage by allowing us to consider customized financing solutions and non-traditional and complex structures. We believe this experience may also be valuable when we are presented with stressed and distressed credits.
•	Focusing on Asset-Based Lending and Structuring of Investments to Minimize Risk of Loss. We will seek to structure our loan investments on a favorable loan-to-value, or LTV, exposure based on underlying collateral or enterprise value with high cash yields, cash origination fees, low leverage levels and strong investment protections. We will generally seek to protect against risk of loss on our debt investments by securing our loans against a significant level of tangible or intangible assets of our portfolio companies, obtaining a favorable LTV ratio or other financial protections or credit enhancements, in addition to lending predominantly against a combination of assets and anticipated cash flows of borrowers. We believe this will provide us with more options and a greater likelihood of repayment from both cash flow and/or asset sales.
•	Maintaining Industry Diversification. While we intend to focus our investments in small- and medium-sized companies, we will seek to diversify across various industries. We intend to monitor our investment portfolio to ensure that we have industry diversification at levels we deem appropriate, using industry and market metrics as guidance. By monitoring our investment portfolio for industry diversification we will seek to reduce the effects of economic downturns associated with any particular industry or market sector.
•	Utilizing Extensive Sourcing Network. Members of our investment adviser’s investment team maintain extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who have historically generated significant investment opportunities for them. Our investment adviser’s investment team will seek to leverage its extensive network of referral sources for investments in small- and medium-sized companies. We believe that this network of relationships may produce attractive investment opportunities for us.
•	Capitalizing on a Clean Balance Sheet. Unlike many of our existing competitors, ALDA Capital Corporation is able to capitalize on the fact that it currently has no pre-existing portfolio that is burdened by sub-performing or non-performing loans. As such, our investment activities will commence with a clean balance sheet and free from distractions that are typically associated with managing presently and increasingly distressed prior investments, and other management company-related concerns, such as potential conflicts with creditors and investor dissatisfaction and litigation.
•	Emphasis on Direct Origination, Disciplined Underwriting Policies and Rigorous Portfolio Management. We will focus on lending directly to portfolio companies that are underserved by the traditional banking system. While we may source transactions via the private equity sponsor channel or acquire loans in syndicated offerings or from existing holders such as banks or non-depository specialty finance-oriented institutions, most of our efforts will focus on originating loans directly to small- and medium-sized companies. Doing so will generally allow us to pursue a more rigorous due diligence examination of the investments than if we invest as part of a lending syndicate led by others. Our investment adviser’s investment team has developed an extensive due diligence process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In lending to a potential borrower, they may engage in a variety of quantitative and qualitative stress tests, and analyze our ability to successfully liquidate a favorable collateral package underlying secured loans in the event of default. These processes continue during the portfolio monitoring process, when our investment adviser may analyze monthly and/or quarterly financial statements versus the previous periods and year, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of borrowers.

Market Opportunity

We believe the credit crises that began in 2007 and the subsequent shortage of traditional lending sources have created a compelling opportunity for well-capitalized, skilled capital providers to small- and medium-sized companies. We expect to take advantage of the following favorable trends:

•	Reduced Competition Leads to Higher Quality Deal Flow. Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers’ access to capital has decreased substantially, thus reducing their ability to provide capital to small- and medium-sized companies. In addition, we believe that lending to small- and medium-sized companies generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the lack of information available from these companies. Also, we believe small- and medium-sized companies often require more active monitoring and participation on the lender’s part. We believe that many financial organizations have cost structures that are not conducive to this type of lending and that this situation has worsened during the recent financial crisis, as banks have reduced staff and other costs to preserve capital and return to profitability. As such, we believe that the relative reduction of competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.
•	Lack of Liquidity Creates Attractive Pricing. We believe that a meaningful gap exists between public and private market debt spreads, primarily because of the fact that liquidity has not been returning to the private lending markets in the same way it has been returning to the public debt markets. As such, we believe that lenders to private small- and medium-sized companies in particular will continue to benefit from attractive pricing.
•	Lower Leverage and Lower LTV Ratios Result in More Conservative Transaction
Structures. Lenders in the current environment are requiring lower leverage, increased equity commitments and more onerous loan covenants. Reduced leverage combined with decreased purchase price multiples provide further cushion for borrowers to meet debt service obligations.
•	Opportunities to Refinance. We believe there are many opportunities to originate senior loans to mid-sized businesses that have been abandoned by their traditional bank lenders. These mid-sized business loans are vital to the continued growth of these businesses. From 2011 through 2015, Standard & Poor’s, or S&P, estimates about $1.1 trillion in speculative grade corporate and financial debt will mature. We believe this will create an unprecedented refinancing opportunity that cannot be satisfied by existing financial institutions. We estimate that demand for new capital to support these refinancings will outstrip supply of available capital significantly, resulting in higher interest rates on new debt issuances. While the bulk of these loans mature in 2013 and 2014, we believe that many obligors are refinancing this debt before it comes due, out of concern that capital will be limited when their debts mature.

Summary Risk Factors

An investment in our common stock involves a high degree of risk and should be considered highly speculative. You should consider carefully the information found in “Risk Factors” beginning on page 10 of this prospectus before deciding to invest in shares of our common stock. Risks involved in an investment in our company include, among others, the following:

•	We have no operating history as a business development company;
•	We are dependent upon ALDA Capital Manager’s investment team for our future success;
•	We operate in a highly competitive market for investment opportunities;
•	Our incentive fee structure and the formula for calculating the management fee may incentivize ALDA Capital Manager to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from deleveraging when it would otherwise be appropriate to do so;
•	Investing in small- and medium-sized companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect; and
•	Shares of closed-end management investment companies, including business development companies, have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the market price of shares of our common stock will not decline below our net asset value per share.

Operating and Regulatory Structure

We were formed on February 25, 2010 as a Maryland corporation that is an externally managed, non-diversified, closed-end management investment company. We intend to elect to be treated as a business development company under the 1940 Act prior to consummation of this offering. As a business development company, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” Eligible portfolio companies generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. Additionally, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by ALDA Capital Manager, LLC and supervised by our Board of Directors. ALDA Capital Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay ALDA Capital Manager an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse ALDA Service Company, LLC for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Each of ALDA Capital Manager and ALDA Service Company is controlled by its manager, Alan Gordon, who is our Chairman of the Board of Directors, Chief Executive Officer, President and Secretary.

Our Corporate Information

Our principal executive offices are located at 233 S. Wacker Drive, Suite 9330, Chicago, Illinois 60606, and our telephone number is (312) 382-9330. We maintain a website on the Internet at www.aldacapitalcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

THE OFFERING

Common Stock Offered by Us
We are offering shares of our common stock through Maxim Group LLC, or the underwriter. To the extent that the underwriter sells more than shares of our common stock, the underwriter has the option to purchase up to an additional shares of our common stock at the initial public offering price, less the sales load, within 45 days of the date of this prospectus. shares of our common stock are being purchased at the public offering price in the initial public offering by ALDA Capital, LLC, an affiliate of our investment adviser, pursuant to this prospectus. These shares are included in the shares being sold pursuant to this prospectus.
Common Stock to be Outstanding Immediately After this Offering shares
Proposed NYSE Amex symbol
“ACA”
Use of Proceeds
We estimate that we will receive net proceeds from our sale of shares of common stock in this offering of approximately $ , assuming an initial public offering price of $ per share, after deducting underwriting discounts and commissions and estimated offering expenses. We plan to use the net proceeds of this offering to make investments in portfolio companies and other eligible assets in accordance with our investment objective and strategies described in this prospectus, and for general working capital purposes. We also will pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. Pending the selection of such investments, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies. See “Use of Proceeds.” The management fee payable to ALDA Capital Manager by us will not be reduced while our assets are invested in such temporary investments.
Once our assets are invested in accordance with our investment objectives and policies, we also may make other investments so long as we have at least 70% of our gross assets invested in “qualifying assets” as required under the 1940 Act. Such investments may involve the use of merger arbitrage, relative value and similar trading strategies.
Distributions
To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. The timing and amount of our quarterly distributions, if any, will be determined by our Board of Directors.
Lock-up Agreements
Our directors, officers and any shareholder who owns 1% or more of the shares of our common stock outstanding immediately before the effective date of the Registration Statement of which this prospectus is a part will be subject to a 180-day lock-up agreement with the underwriters of this offering.

Taxation
We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code commencing with our taxable year ending on December 31, 2011. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”
Investment Advisory Fees
We will pay ALDA Capital Manager a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of our gross assets, which includes any borrowings for investment purposes. The base management fee will be payable to ALDA Capital Manager even if we have not yet fully invested the proceeds of this offering in accordance with our investment objective. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, and a “catch up” feature, or an annualized preferred return rate of 7.0 percent. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Investment Advisory Agreement.”
Administration Agreement
We will reimburse ALDA Service Company for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse ALDA Service Company for the fees and expenses associated with performing our compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and other administrative support personnel. See “Administration Agreement.”
Leverage
We may borrow money or issue debt securities within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders. Borrowing involves significant risks. See “Risk Factors.”
Trading at a Discount
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a cash dividend or other cash distribution, stockholders that have not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock, rather than receive cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they had received cash distributions. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our Company. These provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”
Available Information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. After completing this offering, we will be obligated to file periodic reports, proxy statements and other information with the SEC. This information will also be available free of charge by contacting us at ALDA Capital Corporation, 233 S. Wacker Drive, Suite 9330, Chicago, Illinois 60606, attention: Chief Financial Officer, by telephone at (312) 382-9330, or on our website at www.aldacapitalcorp.com. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (800) 732-0330.
We maintain a website at www.aldacapitalcorp.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Unless the context otherwise requires, the number of shares of our common stock to be outstanding immediately following the completion of this offering is based on the number of shares outstanding as of   , 2011 and assumes the issuance of       shares of our common stock in this offering at the price of $       per share. Unless otherwise noted, all information in this prospectus assumes no exercise by the underwriters of their right to purchase up to     shares of common stock to cover over-allotments.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear, directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “ALDA Capital Corporation,” or that “we” will pay fees or expenses, you will bear indirectly such fees or expenses as an investor in us.

Stockholder Transaction Expenses:
Sales load to dealer manager (as a percentage of offering price)%
Offering expenses (as a percentage of offering price)%
Dividend reinvestment plan expenses	None
Total stockholder transaction expenses (as a percentage of offering price)%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	%
Incentive fees payable under our Investment Advisory Agreement	%
Interest payments on borrowed funds	%
Other expenses (estimated)%
Total annual expenses (estimated)%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of the sales load of $ . Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, results of operations and financial condition could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have no operating history upon which you can evaluate our company, and we are subject to the business risks and uncertainties associated with any new business.

We were incorporated on February 25, 2011, and we have no operating history upon which you can evaluate our business and prospects. We are subject to all of the business risks and uncertainties associated with any new business, including the fact that we do not have any historical financial statements to provide you and the risk that we will not achieve our investment objective. Based on current market conditions, we anticipate it may take up to 24 months to invest substantially all of the net proceeds of the offering in our targeted investments in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. However, there is no assurance that we will be able to identify and fund investments that meet our criteria in a timely manner, or if at all. If we are not successful in achieving our investment objective and implementing our business strategy, the value of your investment could decline substantially or become worthless.

Our financial condition and results of operations will depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy capital, which will depend, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to finance and invest in, our target portfolio companies.

Accomplishing our investment objective on a cost-effective basis will largely be a function of our investment adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our investment adviser’s investment team will also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market or an active secondary market for the securities of the privately held companies in which we intend to invest. As a result, we will value these securities quarterly at fair value based on input from management and our audit committee, with the oversight, review and approval of our Board of Directors. Our Board of Directors may use the services of an independent third-party valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. To the extent there are publicly reported prices and market prices from third-party pricing services for the securities of the portfolio companies in which we intend to invest, we will also consider such information in our valuation of these securities.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

The highly competitive market in which we will operate may limit our investment opportunities.

We will compete for investments with other business development companies and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors will be substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC and the tax consequences of qualifying as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

We depend upon senior investment personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior investment team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of ALDA Capital Manager, particularly Alan Gordon, its manager, our Chairman of the Board of Directors, Chief Executive Officer, President and Secretary. In addition, we will rely on Victor Dupont, Vice President of our investment adviser, and other key investment personnel for the identification, final selection, structuring, closing and monitoring of our investments. These members of ALDA Capital Manager’s senior management and investment teams are integral to its asset management activities and have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on their continued service to ALDA Capital Manager. The departure of any of the members of ALDA Capital Manager’s senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that ALDA Capital Manager will remain our investment adviser.

Because our business model depends to a significant extent upon relationships with private equity sponsors, corporations, financial institutions and investment firms, the inability of ALDA Capital Manager to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that ALDA Capital Manager will depend on the relationships of its senior management with private equity sponsors, corporations, financial institutions and investment firms, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If ALDA Capital Manager fails to maintain these existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom ALDA Capital Manager has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, as well as the current and future members of our investment adviser, ALDA Capital Manager, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. Although any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, ALDA Capital Manager may face conflicts in allocating investment opportunities between us and such other entities. Although ALDA Capital Manager will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when ALDA Capital Manager identifies an investment, it will be forced to choose which investment fund should make the investment, although we would expect ALDA Capital Manager to implement an allocation policy to ensure the equitable distribution of such investment opportunities consistent with the requirements of the 1940 Act.

If our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures.

In the course of our investing activities, we will pay management and incentive fees to ALDA Capital Manager and reimburse ALDA Service Company for certain expenses it incurs in performing its obligations under the Administration Agreement on our behalf. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of ALDA Capital Manager will have interests that differ from those of our stockholders, giving rise to a conflict. ALDA Capital Manager will not be reimbursed for any performance-related compensation for its employees.

Pursuant to the Investment Advisory Agreement, ALDA Capital Manager has granted us a non-exclusive royalty-free license to use the name “ALDA.” As such, we have the right to use the “ALDA” name for so long as ALDA Capital Manager or one of its affiliates remains our investment adviser. ALDA Capital Manager has a right to sublicense the name “ALDA” to us based on a license it received from ALDA Capital, LLC, its affiliate. In addition, we will pay ALDA Service Company, our allocable portion of overhead and other expenses incurred by ALDA Service Company in performing services for us pursuant to its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer.

The Investment Advisory Agreement with ALDA Capital Manager and the Administration Agreement with ALDA Service Company were negotiated between related parties.

Both the Investment Advisory Agreement and the Administration Agreement have been unanimously approved by our Board of Directors at a meeting called for such purpose on _________, 2011, and such approval has been made in accordance with the requirements of the 1940 Act, including the requirement that a majority of our directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act approve the Investment Advisory Agreement. While we believe the terms of the Investment Advisory Agreement and the Administration Agreement are commensurate with industry norms for business development companies such as ours, you should be aware of, and consider, the fact that one of our directors has equity and financial interests in ALDA Capital Manager, our investment adviser.

Our incentive fee structure and the formula for calculating the management fee may incentivize ALDA Capital Manager to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from deleveraging when it would otherwise be appropriate to do so.

The incentive fee payable by us to ALDA Capital Manager may create an incentive for ALDA Capital Manager to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser will be calculated based on a percentage of our return on invested capital. In addition, our base management fee is calculated on the basis of our gross assets, including assets acquired through the use of leverage. This may encourage our investment adviser to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from deleveraging when it would otherwise be appropriate to do so. If we were to default on obligations in connection with our use of leverage, the value of our common stock may be impaired. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce ALDA Capital Manager to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, will include accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the “catch-up” portion of the incentive fee may encourage ALDA Capital Manager to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to ALDA Capital Manager with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fees of ALDA Capital Manager as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles ALDA Capital Manager to receive an incentive fee based on our net investment income regardless of any capital losses. In such case, we may be required to pay ALDA Capital Manager an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Our investment adviser is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a subsequent default, and such circumstances would result in our paying an incentive fee on income we never receive.

We may have difficulty satisfying the annual distribution requirement necessary to qualify and maintain RIC status if we recognize income before, or without, receiving cash representing such income.

For federal income tax purposes, we are required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent we are required to pay an incentive fee with respect to such accrued income. As a result, we may be required to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our investment adviser will have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser will have the right, under the Investment Advisory Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our investment adviser has no prior experience managing a business development company.

Although the management and investment personnel of our investment adviser have experience managing assets of the type in which we intend to invest, our investment adviser has no prior experience managing a vehicle regulated as a business development company and may not be able to operate our business successfully or achieve our investment objectives. As a result, an investment in our common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles previously managed by the Advisors. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. ALDA Capital Manager’s lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

The track record and achievements of the senior management and investment teams of ALDA Capital Manager are not necessarily indicative of future results that will be achieved by our investment adviser. As a result, our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to qualify as a business development company under the 1940 Act prior to consummation of this offering. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least

200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, our ability to pay dividends on our common stock may be restricted if our asset coverage ratio is not at least 200 percent. Any amounts used to service indebtedness or preferred stock would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of our Company and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We may be subject to extensive and evolving regulations regarding our proposed lending activities.

Most states have statutes that regulate lending activities. Accordingly, we may be required to comply with various licensing and legal requirements, and bear any fees and costs associated with such requirements, in connection with our anticipated lending activities, including without limitation, requirements imposed by usury, loan foreclosure and other laws applicable to lenders in the various jurisdictions in which our loans will be made or originated. Any failure by us to comply with applicable licensing requirements, laws or regulations could lead to administrative enforcement actions, the loss of required licenses, claims for monetary damages and limitations on our ability to enforce our contracts. Any of these events could have a material adverse effect on our ability to conduct our business as intended and the net asst value our shares.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, ALDA Capital Manager, will be payable based on our gross assets, including those assets acquired through the use of leverage, ALDA Capital Manager will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to ALDA Capital Manager.

As a business development company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations. In addition, our ability to pay dividends on our common stock may be restricted if our asset coverage ratio is not at least 200 percent. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We may suffer credit losses.

Private debt in the form of secured loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in our shares of common stock may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the U.S. and many other countries have recently experienced or are experiencing.

We may experience fluctuations in our periodic operating results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are limited with respect to the proportion of our assets that may be invested in securities of a single issuer by the limits imposed by Subchapter M of the Internal Revenue Code.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. However, to qualify for treatment as a RIC under Subchapter M of the Code, we may not invest more than 25% of our assets in each of two issuers, and at least 50% of our assets must be invested in diversified assets, including issuers as to which we do not have more than 5% of our assets invested at the time such a security is acquired. Certain assets, such as cash, U.S. Government securities, and securities of other investment companies are not subject to the 5% limitation. Other than the foregoing requirements necessary to qualify us for treatment as a RIC, we are not adopting any policy restricting the percentage of our assets that may be invested in a single portfolio company. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value, or NAV, may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors will have the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions, and cause shares of our common stock to trade below our net asset value.

Our income may be substantially lower than when our portfolio is fully invested and therefore our ability to make distributions may be limited because we are a new company with no operating history.

We were formed in February 2011 and have not yet commenced operations. We anticipate that it will take up to 24 months to invest substantially all of the net proceeds of this offering in accordance with our investment objective. During this period, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objective. As a result, any distributions we make during this period may be substantially lower than the distributions that we may pay when our portfolio is fully invested.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting such annual distribution requirement. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations —  Taxation as a Regulated Investment Company.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Under a recently issued IRS revenue procedure, up to 90% of any such taxable dividend for 2011 could be payable in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the Securities and Exchange Commission.

Capital markets are currently in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which could have a negative impact on our business and operations.

In 2007, the global capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events have contributed to worsening general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent indicators suggest modest improvement in the capital markets, these conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions, we will not generally be able to issue and sell our common stock at a price below NAV per share. In addition, the debt capital that will be available, if at all, may be at a higher cost, and on less favorable terms and conditions in the future. Conversely, the portfolio companies in which we will invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we would experience reduced income or even experience losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we intend to invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we intend to invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are uncertain of sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our RIC status. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objectives, which may negatively impact our results of operations and reduce our ability to pay distributions to our stockholders.

Risks Related to Our Investments

Our investments may be risky and highly speculative.

We expect to invest primarily in senior secured term loans, mezzanine debt and select equity investments issued by leveraged companies.

Senior Secured Loans.  There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans.  Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely in many cases result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments.  When we invest in senior secured loans or mezzanine loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We may use highly speculative investment techniques in certain of our investments.

We plan to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. Pending such investments, to the extent we have at least 70% of our gross assets invested in “qualifying assets” as required under the 1940 Act, we may invest a portion of the available net proceeds of this offering in other assets using highly speculative investment techniques, including, without limitation, (i) leverage and short selling, and (ii) short-term trading, arbitrage, relative value and other trading strategies. Specifically, in the event we pursue arbitrage, relative value and other trading strategies based on exploiting discrepancies in the pricing of financial assets, the success of an investment in such vehicles depends in large part on our investment adviser’s ability to identify and exploit such price discrepancies. Identification and exploitation of such opportunities involves uncertainty and there are no assurances that such investment opportunities can be identified. There are certain market conditions in which any given investment strategy is unlikely to be profitable. Neither our investment adviser nor we have the ability to control or predict such market conditions.

Risk Arbitrage.  We may engage in risk arbitrage transactions. Substantial transaction failure risks are involved in companies that are the subject of mergers, takeovers, bankruptcies, reorganizations, spin-offs or other special situations. Thus, there can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder disapproval, regulatory and various other third-party constraints, changes in earnings or business lines or shareholder activism, as well as many other factors. No assurance can be given that the transactions entered into will result in profitable investments for us or that we will not incur losses. Furthermore, if the proposed transaction appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to us. In addition, if our investment adviser determines that the offer is likely to be increased, either by the original bidder or by another party, we may purchase securities above the offer price; such purchases are subject to a high degree of risk.

In addition, we may invest and trade in short-horizon distressed securities, such as securities of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth (including start-up companies), facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. In bankruptcy situations, there can be a considerable delay in reaching accord on a restructuring plan acceptable to a bankruptcy company’s lenders, bondholders and other creditors and then obtaining approval from the bankruptcy court. Such investments also may be adversely affected by state and Federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the Bankruptcy Court’s power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value, and since the market for such securities tends to be illiquid, sales may be possible only at substantial discounts.

Short Selling.  We may sell securities of an issuer short in the expectation of “covering” the short sale with securities purchased in the open market at a price lower than that received in the short sale. The profit or loss realized on a short sale will be the difference between the price received in the sale and the cost of the securities purchased to cover the sale. A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss.

Securities on Margin.  We may borrow money to purchase securities. Such borrowing provides the advantages of leverage, but exposes us to capital risk and higher current expenses. Any gain in the value of securities purchased with borrowed money or income earned from these securities that exceeds interest paid on the amount borrowed would cause our net assets to increase faster than would otherwise be the case.

Conversely, any decline in the value of the securities purchased would cause our net assets to decrease faster than would otherwise be the case. Further, the interest expense and other costs incurred in connection with such borrowing may not be recovered by appreciation in the investments purchased. In addition, we may be subject to additional risks, including the possibility of a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off its margin debt. Such an event would adversely affect our net asset value.

Arbitrage investments present special risks associated with the completion of the underlying merger, acquisition or similar transaction.

A significant risk associated with an arbitrage investment is that a security in which we have invested will subsequently decline in value because a proposed acquisition, reorganization or other similar transaction is not consummated or is delayed. The price offered for the securities of a company involved in an announced transaction will generally involve a significant premium over the market price that prevailed prior to the announcement, and following the announcement the price of a security will often rise significantly. If an announced transaction subsequently appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the securities will often decline to a level comparable to or below that which existed prior to the announcement, causing us to suffer a loss with respect to any long positions that it established in the underlying security. If we purchased securities at a price in excess of the offer price in the belief that the consideration offered would be increased either by the original bidder or by another party, we will incur additional losses if the transaction or the expected increase in consideration does not occur. In addition, to the extent that our positions are significantly leveraged, delays in the consummation of a proposed transaction will increase our interest expense.

Conversely, if we have sold short securities that are the subject of a proposed tender offer, exchange offer, merger or similar transaction, and the transaction is in fact consummated, we may be forced to cover its short position in the market at a higher price than its short sale, with a resulting loss. As stated above, a short sale involves a risk of a theoretically unlimited increase in the market price of the security. Furthermore, if we have sold short the securities offered in an exchange offer or merger and has purchased the securities of the target company, we are exposed to the risk that, if the transaction is not consummated, it may suffer losses with respect to both its long and its short positions.

Investments in small- and medium-sized portfolio companies may be risky, and you could lose all or part of your investment.

Investments in small- and medium-sized companies involve a number of significant risks. Generally, most of these companies are privately held and thus little public information exists about these companies, and we are required to rely on the ability of ALDA Capital Manager’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Small- and medium-sized companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, small- and medium-sized companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Such companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these types of companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We expect to invest primarily in debt issued by small- and medium-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we may make will be secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which would have an adverse effect on our results of operations.

Many of the portfolio companies in which we may invest may be susceptible to economic slowdowns or recessions, including the current economic conditions, and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

The lack of liquidity in our investments may adversely affect our business.

We intend to invest in companies whose securities are typically not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. We expect that our investments will generally be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We have not yet committed to make any specific investments with the proceeds from this offering, and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

Neither we nor ALDA Capital Manager has presently committed or contracted to make any specific investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing shares of our common stock. You must rely on ALDA Capital Manager and our Board of Directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing shares of our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Because we generally will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Co-investments with third parties present additional risks not present in investments where a third party is not involved.

We may co-invest with third parties through joint ventures or other entities. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a co-venturer may at any time have economic or business interests or goals which are inconsistent with those of our Company, or may be in a position to take action contrary to our investment objectives. In addition, we may be liable for actions of our co-venturers. When we engage in such indirect investments, fees, including performance-based fees and/or asset-based fees, may be payable to such third parties by us, in addition to the fees already payable to our investment adviser.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we will be required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments or repay the facility, depending on future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments, including controlling investments, in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

We may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. We may not realize gains from our equity investments.

Hedging transactions may expose us to additional risks.

We may engage in currency or interest rate hedging transactions. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

Additionally, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

Risks Relating to This Offering

Prior to our initial public offering, there will be no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following our initial public offering.

Before our initial public offering, there will be no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after our initial public offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial public offering price due to sales loads, including underwriting discounts, and related offering expenses. In addition, shares of closed-end management investment companies, including business development companies, have in the past frequently traded at discounts to their net asset values, regardless of sales load, underwriting discounts, and offering expenses, and our stock may also be discounted in the market. This characteristic of closed-end management investment companies, including business development companies, is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies, including business development companies, may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after our initial public offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of ALDA Capital Manager’s key personnel;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the time frame contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other investment vehicles pursuing similar investment strategies. We may not be able to identify investments that meet our investment objective or ensure that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We currently anticipate that, depending on market conditions, it may take us up to 24 months to invest all of the net proceeds of this offering in accordance with our investment objective. During this period, we expect to invest any unused portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we anticipate receiving on our portfolio investments. As a result, we may not be able to pay any distributions during this period or, if we are able to do so, such distributions may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested in accordance with our investment objective. In addition, until such time as the net proceeds of this offering are fully invested in accordance with our investment objective, the market price for our common stock may decline, such that the initial return on your investment may be lower than when, if ever, our portfolio is fully invested.

We will have broad discretion over the use of proceeds of our initial public offering and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of our initial public offering and may use the net proceeds from our initial public offering in ways with which you may not agree, or for purposes other than those contemplated at the time of our initial public offering. We will also pay operating expenses from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of our initial public offering, pending full investment, are used to pay operating expenses.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and could have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of our Company or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investors in this offering will experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of approximately $     per share because the price that you pay will be greater than the pro forma NAV per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering. Accordingly, investors in this offering will pay a price per share that exceeds our net asset value per share after the closing of the offering. See “Dilution.”

FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations and about ALDA Capital Corporation, our prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;
•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and
•	the risks, uncertainties and other factors we identify in “Risk Factors,” elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We will amend or supplement this prospectus in the event of any material change to the information contained herein during the prospectus delivery period.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of [ ] shares of our common stock in this offering will be approximately $[ ], assuming an initial public offering price of $[ ] per share, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $[ ].

The underwriters have reserved for sale to ALDA Capital, LLC, an affiliate of our investment adviser, at the initial public offering price, _______________ shares of our common stock having an aggregate value of $1,250,000. Shares purchased by ALDA Capital, LLC from the underwriters in the public offering will be subject to a reduced corporate finance fee of 0.5% and a reduced sales load (underwriting discount and commissions) of $____ per share. All of the shares purchased by ALDA Capital, LLC will be at the same net asset value per share for which our shares will be sold in our offering, and will provide net proceeds to us of $__________.

We plan to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 6 to 24 months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. We cannot assure you we will achieve our targeted investment pace.

Pending the selection of such investments, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies. See “Regulation as a Business Development Company —  Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. Once our assets are invested in accordance with our investment objectives and policies, we also may make other investments so long as we have at least 70% of our gross assets invested in “qualifying assets” as required under the 1940 Act. Such investments may involve the use of merger arbitrage, relative value and similar trading strategies.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. The timing and amount of our quarterly distributions, if any, will be determined by our Board of Directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code commencing with our taxable year ending on December 31, 2011. To obtain the federal income tax benefits allowable to RICs, we must distribute an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of our assets legally available for distribution. To avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31st of the calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, the 1940 Act asset coverage requirements or the terms of the senior securities may prevent us from making distributions to our stockholders.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash distribution, each stockholder’s cash distributions will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of our dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal income tax consequences as if they received cash distributions. See “Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.”

CAPITALIZATION

The following table sets forth:

•	our actual cash and capitalization as of [ ], 2011; and
•	our cash and capitalization as adjusted to reflect the sale of our common stock in this offering at an initial public offering price of $[ ] per share, after deducting the estimated underwriting discounts and commissions and estimated organizational and offering expenses of approximately $__________ out of the proceeds of this offering.

As of [ ], 2011
	Actual	As Adjusted
	(in thousands)	(in thousands)
Assets:
Cash and cash equivalents	$	$
Total assets	$	$
Total liabilities	$	$
Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized, shares outstanding, pro forma, as adjusted
Capital in excess of par value
Total stockholders’ equity	$	$

DILUTION

The potential dilution to investors in this offering would be represented by the amount by which the offering price per share exceeds our pro forma net asset value per share after the completion of this offering. Net asset value per share is determined by dividing our net asset value, which is our gross assets less total liabilities, by the number of outstanding shares.

After giving effect to the sale of [  ] million shares of our common stock in this offering at an initial public offering price of $[  ] per share and after deducting the underwriting discounts and commissions of approximately $[  ] million and estimated offering expenses of approximately $[  ] million, the pro forma net asset value of ALDA Capital Corporation is expected to be approximately $[  ] million, or approximately $[  ] per share, representing an immediate decrease in net asset value of $[  ] per share, or [  ]%, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis, taking into account the assumptions set forth above:

Offering price per share	$
Pro forma ________, 2011 net asset value after this offering.	$
Dilution to stockholders	$	[ ]

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The following discussion should be read in conjunction with the financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a newly formed, externally managed, non-diversified, closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, prior to the consummation of this offering. We will be managed by ALDA Capital Manager, LLC. ALDA Service Company, LLC will provide the administrative services necessary for us to operate. We intend to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

ALDA Capital Corporation was incorporated on February 25, 2011, under the laws of the State of Maryland. We are a commercial finance and investment company that intends to provide customized financing solutions to small- and medium-sized companies located throughout the United States. We define small- and medium-sized companies as those having annual revenues between $5 million to $100 million. Our investment objective is to generate both current income through investments in debt securities at all levels of the capital structure and capital appreciation through our ownership of warrants and other equity related securities received in connection with our debt investments. The debt investments we anticipate making include first and second lien debt, unsecured notes and mezzanine securities, as well as “one-stop” deep structure loans, which are transactions in which the lender provides a multi-tranche financing to a borrower simultaneously, and “unitranche” loans, which are loans that combine characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans. We believe that having a first lien, senior secured position will provide us with greater control and security in the primary collateral of a borrower and will help mitigate risk against loss of principal should a borrower default. In addition, we may also invest in mezzanine, subordinated or unsecured loans. We may also make stand-alone equity investments from time to time on an opportunistic basis.

We will be an externally managed business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation as a Business Development Company.”

Revenues

We plan to generate revenue primarily from the monthly cash interest we will collect on our debt investments and, to a lesser extent, from the early termination fees that many of our debt investments require the borrower to pay. In addition, many of our loan facilities will also offer the opportunity to participate in a borrower’s equity performance through warrant participation or direct equity ownership, which may result in revenue in the from dividends and/or proceeds from the sale of equity securities. We may also generate revenue from our stand-alone equity investments and our merger arbitrage investments if and when we make them. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees from our portfolio companies. Any such fees may be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of: (i) investment advisory fees to our investment adviser, ALDA Capital Manager; (ii) our allocable portion of overhead and other expenses incurred by ALDA Service Company in performing services for us pursuant to its obligations under the Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with third-party advisory fees;
•	transfer agent and safekeeping fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	fees and expenses associated with internal audits performed by third parties;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and
•	all other expenses incurred by either ALDA Service Company or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by ALDA Service Company in performing services for us pursuant to its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions for us, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer and Chief Financial Officer and any administrative support staff.

Financial Condition, Liquidity and Capital Resources

We will generate cash from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including earnings on our future investments, as well as interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. We may also fund a portion of our investments through borrowings from banks and issuances of senior securities.

Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock (primarily from investment income and realized capital gains), and the payment of operating expenses.

Immediately after this offering, assuming an initial offering price of $     per share, we expect to have cash resources of approximately $__ and no indebtedness. After underwriting discounts and commissions and offering-related expenses, we will retain net proceeds of approximately $____. See “Use of Proceeds.”

Distribution Policy

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code beginning with our 2011 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Contractual Obligations

We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which ALDA Capital Manager agrees to serve as our investment adviser, and the Administration Agreement, pursuant to which ALDA Service Company agrees to furnish us with certain administrative services necessary to conduct our day-to-day operations. Each of these agreements is terminable by either party upon proper notice. Payments under the Investment Advisory Agreement in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by ALDA Service Company. See “Investment Advisory Agreement” and “Administration Agreement.” For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see “Fees and Expenses.”

Our Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. Our Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

BUSINESS

Overview

We are a newly formed, externally managed non-diversified, closed-end management investment company that intends to elect to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act, prior to the consummation of this offering. We will be managed by ALDA Capital Manager, LLC. ALDA Service Company, LLC will provide the administrative services necessary for us to operate. We intend to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

ALDA Capital Corporation was incorporated on February 25, 2011, under the laws of the State of Maryland. We are a commercial finance and investment company that intends to provide customized financing solutions to small- and medium-sized companies located throughout the United States. We define small- and medium-sized companies as those having annual revenues between $5 million to $100 million. Our investment objective is to generate both current income through investments in debt securities at all levels of the capital structure and capital appreciation through our ownership of warrants and other equity related securities received in connection with our debt investments. The debt investments we anticipate making include first and second lien debt, unsecured notes and mezzanine securities, as well as “one-stop” deep structure loans, which are transactions in which the lender provides a multi-tranche financing to a borrower simultaneously, and “unitranche” loans, which are loans that combine characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans. We believe that having a first lien, senior secured position will provide us with greater control and security in the primary collateral of a borrower and will help mitigate risk against loss of principal should a borrower default. In addition, we may also invest in mezzanine, subordinated or unsecured loans. We may also make stand-alone equity investments from time to time on an opportunistic basis.

Our investments will generally range in size from $1 million to $3 million, although we expect that this investment size will vary proportionately with the size of our capital base. We may make larger investments from time to time on an opportunistic basis. We may originate and make loans directly, buy portions of loans in syndicated offerings or buy whole loans or participations from existing holders such as banks and commercial finance-oriented, non-depository institutions. We will seek to invest in small- and medium-sized companies across a range of industries. In general, we will evaluate prospective portfolio companies based on the following principal qualitative factors: (i) a proven business model; (ii) meaningful industry barriers to entry for potential competitors; (iii) verifiable cost competitiveness, (iv) favorable financial characteristics; and (v) proven management team with a strong operating discipline. We believe that the current lending environment presents a significant opportunity for our strategy, as the recent financial crisis has reduced competition in the lending industry while demand for credit among private borrowers has increased. As a result of these supply and demand dynamics, we believe that private debt providers can earn wider spreads and increased equity upside while taking less risk than in recent years.

We have no operating history. At this time, we do not have any arrangements, agreements or commitments to make an investment in a portfolio company. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Our principal executive offices are located at 233 S. Wacker Drive, Suite 9330, Chicago, Illinois 60606, and our telephone number is (312) 382-9330. We maintain a website on the Internet at www.aldacapitalcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

About ALDA Capital Manager, LLC

Our investment activities will be managed by ALDA Capital Manager, LLC, our investment adviser. ALDA Capital Manager is led by Mr. Alan D. Gordon, our Chairman of the Board of Directors, Chief Executive Officer, President and Secretary. Mr. Gordon is the manager of ALDA Capital Manager. He is supported by Victor Dupont, Vice President of ALDA Capital Manager. Together, Messrs. Gordon and Dupont

have over 30 years of investment experience investing in and building small- and medium-sized companies across a number of different industries, geographies and asset classes. We consider Messrs. Gordon and Dupont to be ALDA Capital Manager’s investment team. The financial records, books and accounts of ALDA Capital Manager are overseen by Lori Wittman, our Chief Financial Officer and Treasurer. Ms. Wittman has over 20 years experience managing and supervising various assets and investments in commercial real estate.

We expect to benefit from the experience of our investment adviser’s management team and investment professionals to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of those investments. Our investment adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Investment Strategy

We seek attractive, risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity-related investments by:

•	Focusing on Small- and Medium-Sized Companies. We generally intend to provide capital to fund growth, acquisitions, buyouts, transformational corporate events, and recapitalizations for small- and medium-sized companies. We believe that financial institutions and mainstream investors have historically underserved such companies in favor of larger corporate clients and capital market transactions because lending to small- and medium-sized companies generally requires a greater dedication of the lender’s time and resources than lending to larger companies, due in part to the smaller size of each investment and the lack of information available from these companies. We believe that many financial organizations have cost structures that are not conducive to this type of lending. We believe this situation has worsened during the recent financial crisis, as banks have reduced staff and other costs to preserve capital and return to profitability. As such, we believe these factors have resulted in a significant supply/demand imbalance for private credit, providing us with greater investment opportunities.
•	Providing Customized and Flexible Financing Solutions. We intend to offer a broad range of credit-oriented financing structures to our target portfolio companies, which may consist of various forms of senior secured lending as well as credit instruments with features typically found in mezzanine, subordinated or unsecured loans. We may also make stand-alone equity investments from time to time on an opportunistic basis. In addition, we intend to offer one-stop deep structure loans and unitranche loans, which loans provide us with additional flexibility to structure our investments to meet the needs of our portfolio companies. We believe the variety of financing solutions we intend to offer and our ability to customize financing arrangements could make us an attractive lender to small- and medium-sized companies.
•	Leveraging the Skill, Experience and Resources of ALDA Capital Manager’s Investment Team. ALDA Capital Manager’s investment team has more than 30 years of combined experience investing in, lending to, founding, operating, and advising companies across a range of products, industries, geographies, and changing market cycles. The investment team members have broad investment, operational, and management backgrounds, with prior experience at specialty finance companies, investment management firms, private equity investment funds, investment banks and other financial services companies. We believe their experience in originating, sourcing, analyzing, valuing, structuring, underwriting, monitoring and restructuring transactions may provide us with a competitive advantage by allowing us to consider customized financing solutions and non-traditional and complex structures. We believe this experience may also be valuable when we are presented with stressed and distressed credits.

•	Focusing on Asset-Based Lending and Structuring of Investments to Minimize Risk of Loss. We will seek to structure our loan investments on a favorable loan-to-value, or LTV, exposure based on underlying collateral or enterprise value with high cash yields, cash origination fees, low leverage levels and strong investment protections. We will generally seek to protect against risk of loss on our debt investments by securing our loans against a significant level of tangible or intangible assets of our portfolio companies, obtaining a favorable LTV ratio or other financial protections or credit enhancements, in addition to lending predominantly against a combination of assets and anticipated cash flows of borrowers. We believe this will provide us with more options and a greater likelihood of repayment from both cash flow and/or asset sales.
•	Maintaining Industry Diversification. While we intend to focus our investments in small- and medium-sized companies, we will seek to diversify across various industries. We intend to monitor our investment portfolio to ensure that we have industry diversification at levels we deem appropriate, using industry and market metrics as guidance. By monitoring our investment portfolio for industry diversification we will seek to reduce the effects of economic downturns associated with any particular industry or market sector.
•	Utilizing Extensive Sourcing Network. Members of our investment adviser’s investment team maintain extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who have historically generated significant investment opportunities for them. Our investment adviser’s investment team will seek to leverage its extensive network of referral sources for investments in small- and medium-sized companies. We believe that this network of relationships may produce attractive investment opportunities for us.
•	Capitalizing on a Clean Balance Sheet. Unlike many of our existing competitors, ALDA Capital Corporation is able to capitalize on the fact that it currently has no pre-existing portfolio that is burdened by sub-performing or non-performing loans. As such, our investment activities will commence with a clean balance sheet and free from distractions that are typically associated with managing presently and increasingly distressed prior investments, and other management company-related concerns, such as potential conflicts with creditors, and investor dissatisfaction and litigation.
•	Emphasis on Direct Origination, Disciplined Underwriting Policies and Rigorous Portfolio Management. We will focus on lending directly to portfolio companies that are underserved by the traditional banking system. While we may source transactions via the private equity sponsor channel or acquire loans in syndicated offerings or from existing holders such as banks or non-depository specialty finance-oriented institutions, most of our efforts will focus on originating loans directly to small- and medium-sized companies. Doing so will generally allow us to pursue a more rigorous due diligence examination of the investments than if we invest as part of a lending syndicate led by others. Our investment adviser’s investment team has developed an extensive due diligence process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In lending to a potential borrower, they may engage in a variety of quantitative and qualitative stress tests, and analyze our ability to successfully liquidate a favorable collateral package underlying secured loans in the event of default. These processes continue during the portfolio monitoring process, when our investment adviser may analyze monthly and/or quarterly financial statements versus the previous periods and year, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of borrowers.

We will target assets and borrowers with annual revenues between $5 million and $100 million, a market which we believe is the most opportune for our private investment activities. The current credit crisis has further increased the number of potential transactions available to us, as traditional sources of credit have disappeared or diminished. We believe that reduced competition among lenders and increased deal flow should allow us to be even more selective in our lending process.

Market Opportunity

We believe the credit crises that began in 2007 and the subsequent shortage of traditional lending sources have created a compelling opportunity for well-capitalized, skilled capital providers to small- and medium-sized companies. We expect to take advantage of the following favorable trends:

•	Reduced Competition Leads to Higher Quality Deal Flow. Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers’ access to capital has decreased substantially, thus reducing their ability to provide capital to small- and medium-sized companies. In addition, we believe that lending to small- and medium-sized companies generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the lack of information available from these companies. Also, we believe small- and medium-sized companies often require more active monitoring and participation on the lender’s part. We believe that many financial organizations have cost structures that are not conducive to this type of lending and that this situation has worsened during the recent financial crisis, as banks have reduced staff and other costs to preserve capital and return to profitability. As such, we believe that the relative reduction of competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.
•	Lack of Liquidity Creates Attractive Pricing. We believe that a meaningful gap exists between public and private market debt spreads, primarily because of the fact that liquidity has not been returning to the private lending markets in the same way it has been returning to the public debt markets. As such, we believe that lenders to private small- and medium-sized companies in particular will continue to benefit from attractive pricing.
•	Lower Leverage and Lower LTV Ratios Result in More Conservative Transaction Structures. Lenders in the current environment are requiring lower leverage, increased equity commitments and more onerous loan covenants. Reduced leverage combined with decreased purchase price multiples provide further cushion for borrowers to meet debt service obligations.
•	Opportunities to Refinance. We believe there are many opportunities to originate senior loans to mid-sized businesses that have been abandoned by their traditional bank lenders. These mid-sized business loans are vital to the continued growth of these businesses. From 2011 through 2015, Standard & Poor’s, or S&P, estimates about $1.1 trillion in speculative grade corporate and financial debt will mature. We believe this will create an unprecedented refinancing opportunity that cannot be satisfied by existing financial institutions. We estimate that demand for new capital to support these refinancings will outstrip supply of available capital significantly, resulting in higher interest rates on new debt issuances. While the bulk of these loans mature in 2013 and 2014, we believe that many obligors are refinancing this debt before it comes due, out of concern that capital will be limited when their debts mature.

Our Investment Focus and Philosophy

We will engage in various investment strategies to achieve our overall lending and investment objectives. The strategy we select depends upon, among other things, market opportunities, the skills and experience of our investment adviser’s investment team and our overall portfolio composition. Our strategies will generally seek to provide current cash yields and favorable loan- to- value ratios, or other financial guarantees or credit enhancements with respect to loan collateral. Our principal focus will be investments in the form of secured loans to corporate and asset-based borrowers, which loans may be coupled with equity or equity related interests in the borrower. Such loans may include senior secured loans, one-stop deep structure loans, and unitranche loans. We believe that having a first lien, senior secured position will provide us with greater control and security in the primary collateral of a borrower and will help mitigate risk against loss of principal should a borrower default. We may also invest in other types of loans, such as mezzanine, subordinated or unsecured loans. We will generally seek to invest in companies that have established management teams and have favorable financial characteristics and credit metrics.

ALDA Capital Manager’s investment team uses a disciplined investment, portfolio monitoring and risk management process which emphasizes strict underwriting standards and guidelines, strong due diligence investigation, regular position review and analysis, and investment diversification. They intend to allocate capital among different investment sectors on the basis of relative risk/reward profiles as a function of their associated downside risk, volatility, perceived fundamental risk and liquidity.

Investment Process

Overview of Loan Origination and Approval Process

To originate loans, our investment adviser’s investment professionals will use an extensive referral network comprised primarily of venture capitalists, leveraged buyout fund managers, investment bankers, attorneys, accountants, commercial bankers and business brokers. Our investment adviser’s investment team supplements these lead generators by also utilizing broader marketing efforts, such as attendance at prospective borrower industry conventions, an active calling effort to smaller private equity firms and sponsors, and through web presence and search tool optimizations. They also focus their deal generation and origination efforts on small- and medium-sized companies.

Following the identification of a prospective financing opportunity, our investment adviser’s investment professionals will review informational packages received from their referral network and other sources regarding the prospective transaction. If a prospective financing opportunity matches our investment objective, the investment professionals will seek an initial screening of the opportunity from our investment adviser’s investment committee, which is comprised of Alan Gordon and Victor Dupont. If the prospective portfolio company passes this initial screening, the investment professionals conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry and management team and analyzing its conformity to our general investment guidelines. The investment professionals then present this profile to our investment adviser’s investment committee, which must approve each investment.

Prospective Portfolio Company Characteristics

When identifying prospective portfolio companies, we intend to focus primarily on the following characteristics, which we believe may help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, if we believe the benefits of investing are sufficiently strong, not all of these criteria will necessarily be met by each prospective portfolio company in which we choose to invest.

•	Value Orientation/Margin of Safety. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation, principally taking into consideration value supported by recurring operating cash flows and/or robust collateral coverage. We intend to focus on companies that have favorable financial characteristics and credit metrics, including low LTVs, strong debt yields, and favorable results from coverage and analysis of company proformas, and that provide for “margin of safety” for our investments.
•	Defensible and Sustainable Business or Asset Values. We intend to invest in companies that have developed strong competitive positions within their respective markets, companies that operate with protections provided by maintaining industry barriers to entry for potential competitors, and/or companies with assets that cannot be easily replicated or substituted. We will seek companies that we believe hold value through economic downturns, industry consolidation, and/or changing business preferences and that simultaneously possess advantages in scale, scope, verifiable cost competitiveness, customer loyalty, product pricing, or product quality versus their competitors, minimizing sales risk and protecting profitability.
•	Investing in Small- to Medium-sized Companies with a Proven Business Model. We intend to invest in companies that possess annual revenues of between $5 million and $100 million. In general, we will invest in companies that have a proven business model. In select instances we may provide funding for the initial capitalization of a new company, subject to satisfactory asset and collateral coverage.

•	Proven Management Team with a Strong Operating Discipline. We intend to target borrowers that have experienced management teams with established track records of success. We will typically require our borrowers to have in place proper incentives to align management’s goals with ours. In addition, we will seek companies in which the management teams have significant equity ownership.
•	Diversification. We will seek to diversify our portfolio investments among companies engaged in a variety of industries, thereby reducing the risk that a downturn in any one industry will have a disproportionately negative impact on the value of our entire portfolio.
•	Ability to Exert Meaningful Influence or Control Over Our Investments. We target investment opportunities in which we will be the lead or sole investor in our portion of the capital structure, and in which we can add value through active participation, often through advisory positions.
•	Liquidation Value of Assets. The prospective liquidation value of the collateral, if any, securing loans in which we invest and the extent such collateral could be easily liquidated to repay such loans are important factors in our credit analysis. Our analysis emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.
•	Viable Repayment Ability. We will seek to invest in companies that we believe will sustain a consistent cash flow sufficient to repay our loans and maintain growth in their businesses. This internally generated cash flow will be a key means through which we will achieve payment of interest due to us along with repayment of loan principal. We intend to focus primarily on investing in companies whose business models and growth prospects offer other attractive exit possibilities, including repayment of our investments, along with the potential for capital gain on any equity interests we hold, through an initial public offering of common stock, merger, a sale or recapitalization.

Extensive Due Diligence

Our investment adviser will conduct what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. The due diligence investigation may begin with a review of publicly available information, and will generally include some or all of the following:

•	a review of the prospective portfolio company’s historical and projected financial information;
•	visits to the prospective portfolio company’s business site(s);
•	interviews with the prospective portfolio company’s management, employees, customers and vendors;
•	review of all loan documents;
•	background checks on the prospective portfolio company’s management team; and
•	research on the prospective portfolio company’s products, services or particular industry.

Upon completion of a due diligence investigation and a decision to proceed with an investment, our investment adviser’s investment professionals who have primary responsibility for the investment will present the investment opportunity to our investment adviser’s investment committee, which is comprised of Alan Gordon and Victor Dupont. The investment committee will determine whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

We also intend to rely on the long-term relationships that our investment adviser’s professionals have with venture capitalists, leveraged buyout fund managers, investment bankers, commercial bankers and business brokers, and on the extensive direct experiences of our executive officers and directors in providing debt and equity capital to small- and medium-sized companies.

Types of Investments We May Make

Below is a discussion of the types of investments we may make and where these investments lie in a typical portfolio company’s capital structure. As a general rule, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for the risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We will rely on ALDA Capital Manager’s experience to structure investments, using all levels of the capital structure. We will seek to invest in a portfolio that will perform in a broad range of economic environments.

•	First Lien Loans. First lien loans are entitled to payments before any other creditors and have a first priority security interest in some or all of the borrower’s assets and, accordingly, are situated at the top of the capital structure. Because these loans have priority in payment, they carry the least risk of any debt or equity security issued by the borrower. Our first lien loans will frequently have terms of two to five years and provide a variable interest rate, subject to a floor to protect against return compression in a falling interest rate environment. These loans generally will not have interest rate ceilings and will contain prepayment penalties. Our first lien loans may take many forms, including revolving lines of credit, term loans, multi-draw term loans and other lines of credit. We will often seek to employ a lockbox to collect payment receipts, as we believe it protects us against payment delinquencies and provides increased security and protection in the event of a default or underperformance.
•	Second Lien Loans. Second lien loans are immediately junior to senior secured first lien loans and have substantially the same maturities, collateral, and covenant structures as senior secured loans. Our second lien loans will generally have terms of five to six years, provide for a fixed or floating interest rate, contain prepayment penalties and will be secured by a second priority security interest in all existing and future assets of the borrower. In return for this junior ranking, second lien loans generally offer higher returns compared to senior secured debt. These higher returns come from higher interest rates and in some cases from equity participation through warrants we may receive in connection with these investments.
•	Unsecured Loans. We expect to make unsecured investments on a stand-alone basis as well as in conjunction with a senior secured loan, a junior secured loan or a “one-stop” financing. We would expect any unsecured investments generally to have terms of five to six years and provide for a fixed interest rate. Our potential unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and an equity component, such as warrants to purchase common stock in the portfolio company.
•	Equity and Equity-Related Securities. While we intend to focus on investments in debt securities, from time to time, we may receive warrants or options to buy stock or other equity interests in a company of which we are a lender. We may achieve liquidity with respect to our equity investments through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold.

ALDA Capital Manager’s investment team will typically structure debt investments to include covenants that seek to minimize the risk of capital loss. These debt investments generally have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. These debt investments also have substantial prepayment penalties designed to extend the average life of the loans, which we believe will help to grow our portfolio. ALDA Capital Manager’s investment team will generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. They will also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Investment Structure

We anticipate that our portfolio will be comprised primarily of investments in loans secured by first or second lien security interests in some or all of the assets of small- and medium-sized companies in the United States. We refer to these secured loans as senior loans. In addition, we may also invest in mezzanine, subordinated or unsecured loans. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We expect our investments to range between $1 million and $3 million each, although investments may vary as the size of our capital base changes. Some of our loans may have a provision that calls for some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called payment-in-kind, or PIK interest, and when earned, we will record PIK interest as interest income and add the PIK interest to the principal balance of the loans.

Interest payments on loans we make will generally be made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest will generally become due at maturity at two to six years. We may seek loans that are accompanied by warrants to purchase stock in the borrowers or other yield enhancement features, such as success fees. Any warrants that we receive will typically have an exercise price equal to the fair value of the portfolio company’s common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower’s stock. Success fees are conditional interest that is paid if the borrower is successful. The success fee is calculated as additional interest on the loan and is paid upon the occurrence of certain triggering events, such as the sale of the borrower. If the event or events do not occur, no success fee will be paid.

From time to time, a portfolio company may request additional financing, providing us with additional lending opportunities. We will consider such requests for additional financing under the criteria we have established for initial investments and we anticipate that any debt securities we acquire in a follow-on financing will have characteristics comparable to those issued in the original financing. In some situations, our failure, inability or decision not to make a follow-on investment may be detrimental to the operations or survival of a portfolio company, and thus may jeopardize our prior investment in that borrower.

As noted above, we may receive yield enhancements in connection with our loans, which may include warrants to purchase stock or success fees. If a financing is successful, not only will our debt securities have been repaid with interest, but we will be in a position to realize a gain on the accompanying equity interests or other yield enhancements. The opportunity to realize such gain may occur if the borrower is sold to new owners or if it makes a public offering of its stock. In most cases, we will not have the right to require that a borrower undergo an initial public offering by registering securities under the Securities Act, but we intend to obtain the right to sell our equity interests in any subsequent public offering by the borrower. Even when we have the right to participate in a borrower’s public offering, the underwriters might insist, particularly if we own a large amount of equity securities, that we retain all or a substantial portion of our shares for a specified period of time. Moreover, we may decide not to sell an equity position even when we have the right and the opportunity to do so. Thus, although we expect to dispose of an equity interest after a certain time, situations may arise in which we hold equity securities for a longer period.

Risk Management

ALDA Capital Manager anticipates that it will tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability.

We will seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;
•	requiring a total return on investments (including both interest and potential equity appreciation of our warrants) that adequately compensates for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and
•	negotiating covenants that protect us while affording portfolio companies flexibility to manage their businesses consistent with preservation of capital.

Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board observer or participation rights. Additionally, ALDA Capital Manager will typically seek to impose significant prepayment penalties to reduce or eliminate prepayment risk. Such penalties can range from fees, increased rates of interest and accelerated principal repayment to forfeiture of significant collateral assets or equity ownership of the borrower. We may also enter into interest rate hedging transactions at the sole discretion of ALDA Capital Manager. Such transactions may enable us to selectively modify interest rate exposure as market conditions dictate.

Ongoing Relationships with Portfolio Companies

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services. We may provide such managerial assistance directly to portfolio companies that request this assistance through services provided by our directors, officers and employees, or ALDA Service Company and ALDA Capital Manager may provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Monitoring

Our investment adviser will monitor our portfolio companies on an ongoing basis, including monitoring the financial trends of each portfolio company to determine if it is meeting its business plan and to evaluate the appropriate course of action for each company. Our investment adviser has several methods of monitoring and evaluating the performance and fair value of our investments, including the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;
•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	Comparisons to our other portfolio companies in the industry, if any;
•	Attendance at and participation in board meetings; and
•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Valuation Procedures

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with U.S. Generally Accepted Accounting Principles, or GAAP, and the 1940 Act. Our valuation procedures are set forth in more detail below.

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained. In certain cases, we may value debt and equity securities on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) nationally recognized third-party valuation firms may be engaged by, or on behalf of, the Board of Directors to conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on our assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s actual and expected earnings, and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Regulations

In addition to regulations that will apply to us as a business development company as described in more detail in “Regulation as a Business Development Company,” we may be subject to certain regulations related to our proposed lending activities. We may engage in asset-based lending or invest in loans secured by assets of third-party borrowers. These loans may be secured by personal property, real property or both personal and real property. To originate these asset-based loans, we may be subject to the lending laws of the state in which the borrower is located or, if the loan is secured by real property, then the laws of the state in which the real property collateral is located. These various state lending laws may also govern the purchase of asset-based loans.

We may be required to obtain a license from the state in which the borrower or collateral property is located to originate an asset-based loan or to purchase the loan. Licensed lenders are subject to varying requirements relating to loans made or purchased by them, including terms and conditions of loans made by the licensed lender, disclosures, record keeping and examination by the applicable state regulatory authority. The penalties for failure to obtain required licenses vary from state to state and may include administrative sanctions such as cease and desist orders and civil money penalties as well as the imposition of criminal liability including fines and imprisonment. A licensed lender that does not fully comply with the applicable laws and regulations may be subject to varying administrative sanctions, civil money penalties and damages in a private action.

If we service these asset-based loans, we may need to be licensed under various state laws as a loan servicer, debt collection agency or lender. The failure to be appropriately licensed to service asset-based loans may subject us to administrative sanctions, criminal liability or forfeiture of the right to receive fees and compensation.

We also may be required to qualify to transact business in the state in which the borrower or collateral property is located. Qualification to transact business in a state is usually a condition precedent to obtaining a license in that state as a lender, loan purchaser or servicer. In most states if an entity fails to qualify to transact business in that state, then it cannot bring a legal action in the courts of that state to enforce a contract, judicially foreclose on a mortgage or bring any other claim until it qualifies to transact business in that state and pays the statutorily prescribed penalties.

Competition

We will compete for investments with other business development companies and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, those entities have begun to invest in areas they have not traditionally invested in, including making investments in smaller and lower mid-sized companies. As a result of these new entrants, competition for investment opportunities in small- and medium-sized companies may intensify. Many of these entities have greater financial and managerial resources than we do. We believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we may offer, and as such, we do not seek to compete primarily based on the interest rates we offer. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our investment adviser, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

Portfolio Turnover

We do not have a formal portfolio turnover policy and do not intend to adopt one.

Employees

Currently, we do not have any employees. Each of our executive officers described under “Management” below is an employee of ALDA Capital Manager, LLC, our investment adviser. Our day-to-day investment operations will be managed by our investment adviser. In addition, we will reimburse ALDA Service Company for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing our compliance functions, and the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. See “Administration Agreement.”

Properties

Our corporate headquarters are located at 233 S. Wacker Drive, Suite 9330, Chicago, Illinois 60606, in the offices of ALDA Service Company. We do not own or lease any office space directly; however, we will pay a portion of the rent as allocated to us by ALDA Service Company. Our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither we nor our investment adviser or administrator is currently subject to any material legal proceedings. To our knowledge, there are no material legal proceedings threatened against us, or against our investment adviser or administrator. From time to time, we or our investment adviser or administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of [  ] members, [  ] of whom are not “interested persons” of ALDA Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who will serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an audit committee, a valuation committee, and a nominating and corporate governance committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualifies.

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Alan D. Gordon	55	Chairman of the Board of Directors, Chief Executive Officer, President and Secretary
Independent Directors:

(1)	Member of the Audit Committee
(2)	Member of the Nominating and Corporate Governance Committee
(3)	Valuation Committee

The address for each of our directors is c/o ALDA Capital Corporation, 233 S. Wacker Drive, Suite 9330, Chicago, Illinois 60606.

Executive Officers who are not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Positions Held
Lori Wittman	52	Chief Financial Officer and Treasurer

The address for each of our executive officers is c/o ALDA Capital Corporation, 233 S. Wacker Drive, Suite 9330, Chicago, Illinois 60606.

Biographical Information

The following is information concerning the business experience of our Board of Directors and executive officers.

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Alan Gordon is our Chairman of the Board of Directors, Chief Executive Officer, President and Secretary. Mr. Gordon is currently also the Chairman/CEO of Richland, Gordon & Co. and Co-Founder and Co-CEO of ALDA Capital, LLC. Founded in 1947, Richland, Gordon & Co. is one of this country’s oldest private equity investment firms, which, during its long history, has been primarily focused on middle market transactions involving family owned or privately held businesses. Typically, these transactions involve generational liquidity events, need for growth capital, or a family or closely held business looking to transition ownership of their business. In 2010, Mr. Gordon co-founded ALDA Capital, LLC, a private equity investment firm and an affiliate of our investment adviser, where he has been responsible for its investment activities and management of its operations.

Mr. Gordon has over 25 years of direct private equity investment experience, first as an advisor, then as a principal, successfully completing transactions totaling several billion dollars. He has consummated over 150 transactions involving closely held, privately held or family owned businesses, initially advising major corporations such as TRW, Federal Mogul, and Parker Hannifin as well as major private equity firms including Bain Capital and Madison Dearborn. As a principal, he has had significant investing and operating experience as Chairman/CEO of AmeriSports Companies LLC, Chairman of Star Precision LLC and Vice Chairman and member of the Operating Committee of Artisan Entertainment. Mr. Gordon currently serves on the Board of Directors of Atlantica, Inc., where he is also its Chief Executive Officer and President, positions he has held since 2007. Atlantica is a public company seeking potential assets, property or businesses to acquire, in a business combination, by reorganization, merger or acquisition. In addition, Mr. Gordon serves as a non-voting Advisory Director to Herald National Bank, a public company listed on the NYSE Amex. He also holds, or has held, a number of charitable board positions at organizations such as the Children’s Memorial Hospital of Chicago, Dartmouth College, Vanderbilt University, Big Shoulders Fund, Lake Forest Academy and the Indian Hill Club. Mr. Gordon is a graduate of Dartmouth College, cum laude, in 1977.

Independent Directors

Executive Officers Who Are Not Directors

Lori Wittman is our Chief Financial Officer and Treasurer. Ms. Wittman is also the Chief Financial Officer and Managing Principal of Big Rock Partners, LLC, positions she has held since 2006. Big Rock Partners is a real estate private equity firm focused on generating returns through development and redevelopment. With offices in Beverly Hills and Chicago, Big Rock Partners had at its peak over $150 million of equity invested in diverse assets. From 2000 to 2006, Ms. Wittman served as Senior Vice President and Treasurer of General Growth Properties, a publicly traded REIT. Prior to that, she served in various executive capacities for a number commercial real estate investment, management, and development firms. Ms. Wittman has over 20 years managing and supervising various assets and investments in commercial real estate. Ms. Wittman received her M.B.A. in Finance from the University of Chicago and her M.C.P. in Housing and Real Estate Finance from the University of Pennsylvania. She is also a graduate of Clark University, where she received her B.A.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of ALDA Capital Corporation, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to ALDA Capital Corporation. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, the Investment Advisory Agreement, the Administration Agreement and other material contracts, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of our company and our stockholders at such times.

Presently, Mr. Gordon serves as the Chairman of our Board of Directors. Mr. Gordon is an “interested person” of ALDA Capital Corporation as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is a manager of both our investment adviser and administrator. In addition, Mr. Gordon serves as our Chief Executive Officer, President and Secretary. We believe that Mr. Gordon’s extensive knowledge of the financial services industry and the investment valuation process in particular qualifies him to serve as the Chairman of our Board of Directors. We believe that ALDA Capital Corporation is best served through this leadership structure, as Mr. Gordon’s relationship with ALDA Capital Corporation’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet ALDA Capital Corporation’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of ALDA Capital Corporation and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of ALDA Capital Corporation and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.

We believe that our Board’s role in risk oversight will be effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally must invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board of Directors administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Committees of the Board of Directors

Our Board of Directors currently has three committees: the audit committee, governance committee and a valuation committee. All directors are expected to attend at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting the independent registered public accounting firm for ALDA Capital Corporation, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of ALDA Capital Corporation’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing ALDA Capital Corporation’s annual financial statements and periodic filings and receiving ALDA Capital Corporation’s audit reports and financial statements. The Audit Committee is currently composed of Messrs. [        ], all of whom are considered independent under the rules of the NYSE Amex and are not “interested persons” of ALDA Capital Corporation as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. [        ] serves as chairman of the Audit Committee. Our Board of Directors has determined that Mr. [        ] is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. [        ] meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors. The members of the Nominating and Corporate Governance Committee are Messrs. [        ] and [        ], all of whom are considered independent under the rules of the NYSE Amex and are not “interested persons” of ALDA Capital Corporation as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. [        ] serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, ALDA Capital Corporation and its stockholders. In considering possible candidates for election as a director, the committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of ALDA Capital Corporation;
•	are able to work with the other members of the Board of Directors and contribute to the success of ALDA Capital Corporation;
•	can represent the long-term interests of ALDA Capital Corporation’s stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves the needs of ALDA Capital Corporation and the interests of its shareholders.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Board of Directors and the Valuation Committee intends to use the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Valuation Committee is presently composed of Messrs. [  ], [  ] and [  ], all of whom are considered independent under the rules of the NYSE Amex and are not “interested persons” of ALDA Capital Manager LLC as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. [  ] serves as chairman of the Valuation Committee.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Compensation of Directors

Our independent directors receive an annual fee of $[  ]. They also receive $[  ] plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting in person and $[  ] for each telephonic meeting, and also receive $[  ] plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $[  ] and each chairman of any other committee receives an annual fee of $[  ] for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of ALDA Capital Corporation, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from us. However, Mr. Gordon, through his financial interest in ALDA Capital Manager, LLC, will be entitled to a portion of any investment advisory fees paid by us to ALDA Capital Manager under the Investment Advisory Agreement. Ms. Wittman, our Chief Financial Officer and Treasurer, and [_________], our Chief Compliance Officer, will be paid by ALDA Service Company, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to ALDA Capital Corporation under the Administration Agreement. The Investment Advisory Agreement is subject to reapproval within two years of its effective date, and thereafter on an annual basis, by our Board of Directors, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. See “Investment Advisory Agreement.”

Indemnification

Under the Maryland General Corporation Law and pursuant to our charter and bylaws, we may indemnify our officers and directors for various expenses and damages resulting from their acting in these capacities. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under the Maryland General Corporation Law and the 1940 Act, unless otherwise limited by our charter and bylaws. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, because of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act. The indemnification agreements also require us to use our reasonable best efforts to procure liability insurance coverage for our officers and directors.

INVESTMENT ADVISER

ALDA Capital Manager, LLC will serve as our investment adviser. ALDA Capital Manager is registered as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act. Subject to the overall supervision of our Board of Directors, ALDA Capital Manager will manage the day-to-day operations of, and provide investment advisory and management services to, our company.

Investment Personnel

The management of our investment portfolio will be the responsibility of our investment adviser’s executive officers and investment committee. Our investment adviser’s investment committee currently consists of Alan Gordon and Victor Dupont. Below is the biography for our investment adviser’s investment committee member whose biography has not been included elsewhere in this prospectus.

Victor Dupont, age 28, is Vice President of ALDA Capital Manager, LLC, our investment adviser. Mr. Dupont is the Vice President of ALDA Capital, LLC, which is an affiliate of our investment adviser, and Arena Investors, LLC. Mr. Dupont co-founded ALDA Capital and Arena Investors in 2010 and 2009, respectively, both private investment firms where he is responsible for planning, managing, and executing most aspects of investing and operating activities. Prior to joining ALDA Capital and Arena Investors, Mr. Dupont served as an Associate at D.B. Zwirn & Co., a private investment firm, from July 2007 to May 2009. There, he was responsible for identifying and analyzing a wide range of investments in public and private credit and equity special situations and other firm-level strategic initiatives. Prior to joining D.B. Zwirn & Co., Mr. Dupont served as an analyst in the Syndicated and Leveraged Finance and Financial Institutions and Governments Investment Banking Groups at JPMorgan.

Mr. Dupont received a B.A. in Economics with a concentration in Public Policy, graduating with honors, from the University of Chicago.

Compensation

The compensation of the members of our investment adviser’s senior management committee are paid by our investment adviser and includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance and a portion of the incentive fee, if any, paid to our investment adviser. Additionally, Mr. Gordon has equity interests in our investment adviser and may receive distributions of profits in respect of those interests.

The table below shows the dollar range of shares of common stock beneficially owned as of the date of this prospectus by each member of our investment adviser’s investment committee, whom we consider to be our portfolio managers. Currently, neither of our portfolio managers is primarily responsible for the day-to-day management of the portfolio of any other account.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Alan D. Gordon
Victor Dupont

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on an initial public offering price of $ per share.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Management Services

ALDA Capital Manager, LLC serves as our investment adviser. ALDA Capital Manager is an investment adviser registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and also provides us with investment advisory and management services. Under the terms of our Investment Advisory Agreement, ALDA Capital Manager will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	close and monitor the investments we make; and
•	provide us with other investment advisory, research and related services as we may from time to time require.

ALDA Capital Manager’s services under the Investment Advisory Agreement are not exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Investment Advisory Fees

Pursuant to the Investment Advisory Agreement, we have agreed to pay ALDA Capital Manager a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.0% of our average gross assets. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of ALDA Capital Manager. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as ALDA Capital Manager shall determine. The base management fee for any partial month or quarter will be appropriately pro rated.

The incentive fee has two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly preferred return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.706% (7.0% annualized based on a 360-day calendar year), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	no incentive fee is payable to ALDA Capital Manager in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 1.706%, or the preferred return;

•	100% of our pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 2.132% in any calendar quarter (9.0% annualized based on a 360-day calendar year) is payable to ALDA Capital Manager. We refer to this portion of our pre-incentive fee net investment income (which exceeds the preferred return but is less than or equal to 2.132%) as the “catch-up.” The “catch-up” provision is intended to provide ALDA Capital Manager with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.132% in any calendar quarter; and
•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.132% in any calendar quarter (9.0% annualized based on a 360-calendar year) is payable to ALDA Capital Manager once the preferred return is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to ALDA Capital Manager).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to the ALDA Capital Manager

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part shall be an incentive fee on capital gains earned on liquidated investments from the portfolio and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee shall equal 20.0% of our incentive fee on capital gains, which shall equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee:

Scenario 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Preferred return(1) = 1.706%
Base Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income – (Base Management Fee + other expenses)) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate, therefore there is no Subordinated Incentive Fee on Income payable.

Scenario 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.65%
Preferred return(1) = 1.706%
Base Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income – (Base Management Fee + other expenses)) = 1.95%

Subordinated Incentive Fee on Income = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100% × (1.95% – 1.706%)
= 0. 244%

Pre-Incentive Fee Net Investment Income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 0.244%

Scenario 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.625%
Preferred return(1) = 1.706%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income – (Base Management Fee + other expenses)) = 2.925%

Catch up = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)

Subordinated Incentive Fee on Income = 100% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.681%))

Catch-up = 2.681% – 1.706%
= 0.9750%

Subordinated Incentive Fee on Income = (100% × 0.9750%) + (20% × (2.925% – 2.681%))
= 0.9750% + (20% × 0.244%)
= 0.9750% + 0.0488%
= 1.0238%

Pre-Incentive Fee Net Investment Income exceeds the preferred return and fully satisfies the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 1.0238%

(1)	Represents 7% annualized preferred return.
(2)	Represents 2.0% annualized Base Management Fee on average gross assets. Examples assume assets are equal to Adjusted Capital.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all Pre-Incentive Fee Net Investment Income as if a preferred return did not apply when the Company’s net investment income exceeds 2.132% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains:

Scenario 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)
•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Scenario 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $35 million
•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None
•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

(1)	As illustrated in Year 3 of Alternative 1 above, if the Company were to be wound up on a date other than December 31 of any year, the Company may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if the Company had been wound up on December 31 of such year.

•	Year 4: None
•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

The investment team of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, are provided and paid for by ALDA Capital Manager. The compensation and routine overhead expenses of such personnel allocable to such services are provided and paid for by ALDA Service Company. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third-party advisory fees;
•	transfer agent and safekeeping fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and
•	all other expenses incurred by either ALDA Service Company, LLC or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by ALDA Service Company in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer and our Chief Financial Officer and any administrative support staff.

Duration and Termination

The Investment Advisory Agreement was initially approved by the Board of Directors of ALDA Capital Corporation on [        ], 2011 at an in-person meeting called for such purpose. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon 60 days’ written notice to the other party.

License

Pursuant to the Investment Advisory Agreement, ALDA Capital Manager has granted us a non-exclusive royalty-free license to use the name “ALDA.” As such, we have the right to use the “ALDA” name for so long as ALDA Capital Manager or one of its affiliates remains our investment adviser. ALDA Capital Manager has a right to sublicense the name “ALDA” to us based on a license it received from ALDA Capital, LLC, its affiliate.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, ALDA Capital Manager and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of ALDA Capital Manager’s services under the Investment Advisory Agreement or otherwise as an investment adviser of ALDA Capital Corporation.

Organization of the Investment Adviser

ALDA Capital Manager, LLC is a Delaware limited liability company. The principal executive offices of ALDA Capital Manager are located at 233 S. Wacker Drive, Suite 9330, Chicago, Illinois 60606.

Board Approval of the Investment Advisory Agreement

At a meeting of our Board of Directors held on            , 2011, our Board of Directors unanimously voted to approve the Investment Advisory Agreement and the Administration Agreement. In reaching a decision to approve the Investment Advisory Agreement and the Administration Agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	Services. Our Board of Directors reviewed the nature, extent and quality of the investment advisory and management and administrative services proposed to be provided to ALDA Capital Corporation by each of ALDA Capital Manager, LLC, and ALDA Service Company, LLC and found them sufficient to encompass the range of services necessary for our operations.
•	Comparison of Management Fee to Other Firms. Our Board of Directors reviewed and considered to the extent publicly available, the management fee arrangements of companies with similar business models, including business development companies.
•	Experience of Management Team and Personnel. Our Board of Directors considered the extensive experience of the members of our investment adviser’s investment committee with respect to the specific types of investments we propose to make, and their past experience with similar kinds of investments. Our Board of Directors discussed numerous aspects of the investment strategy with members of the our investment adviser’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of our investment adviser’s investment committee and investment professionals within the investment community.
•	Provisions of Investment Advisory Agreement. Our Board of Directors considered the extent to which the provisions of the Investment Advisory Agreement (other than the fee structure which is discussed above) were comparable to the investment advisory agreements and administration agreements of companies with similar business models, including, peer group business development companies, and concluded that its terms were satisfactory and in line with market norms. In addition, the Board of Directors concluded that the services to be provided under the Investment Advisory Agreement were reasonably necessary for our operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.
•	Payment of Expenses. Our Board of Directors considered the manner in which our investment adviser would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the Investment Advisory Agreement. Our Board of Directors discussed how this structure was comparable to that of companies with similar business models, including existing business development companies.

Based on the information reviewed and the discussions among the members of our Board of Directors, our Board of Directors, including all of its independent directors, concluded that the management fee rates were fair and reasonable in relation to the services to be provided and approved the Investment Advisory Agreement and the Administration Agreement as being in the best interests of our company and our shareholders.

ADMINISTRATION AGREEMENT

ALDA Service Company, LLC, a Delaware limited liability company, serves as our administrator. The principal executive offices of ALDA Service Company are located at 233 S. Wacker Drive, Suite 9330, Chicago, Illinois 60606. Pursuant to an Administration Agreement, ALDA Service Company furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, ALDA Service Company also performs, or oversees the performance of our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, ALDA Service Company assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by ALDA Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, and other administrative support personnel. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

ALDA Service Company will also provide administrative services to our investment adviser, ALDA Capital Manager. As a result, ALDA Capital Manager will also reimburse ALDA Service Company for its allocable portion of ALDA Service Company’s overhead, including rent, the fees and expenses associated with performing compliance functions for ALDA Capital Manager, and its allocable portion of the compensation of any administrative support staff. To the extent ALDA Capital Manager or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by ALDA Service Company to such other investment vehicles will be charged to us.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, ALDA Service Company and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of ALDA Service Company’s services under the Administration Agreement or otherwise as administrator to us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We issued to ALDA Capital Manager, LLC, our investment adviser, 100 shares of our common stock at $15.00 per share for an aggregate purchase price of $1,500 as the initial capital contribution to our company. In addition, the underwriters have reserved for sale to ALDA Capital, LLC, an affiliate of our investment adviser, at the initial public offering price, _______________ shares of our common stock having an aggregate value of $1,250,000. Shares purchased by ALDA Capital, LLC from the underwriters in the public offering will be subject to a reduced corporate finance fee of 0.5% and a reduced sales load (underwriting discount and commissions) of $____ per share.

Mr. Gordon, our Chairman of the Board of Directors, Chief Executive Officer, President and Secretary, is the manager of, and has financial and controlling interests in, ALDA Capital Manager, LLC. In addition, Mr. Gordon is also a co-manager of, and have financial and controlling interests in, ALDA Capital, LLC.

We have entered into the Investment Advisory Agreement with ALDA Capital Manager, LLC. Pursuant to the terms of the Investment Advisory Agreement, ALDA Capital Manager provides us with management and advisory services with respect to our investment activities. In addition, pursuant to the Investment Advisory Agreement ALDA Capital Manager granted us a non-exclusive, royalty-free license to use the name “ALDA.” ALDA Capital Manager has a right to sublicense the name “ALDA” to us based on a license it received from ALDA Capital, LLC, its affiliate.

In addition, ALDA Capital Manager and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. ALDA Capital Manager and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, ALDA Capital Manager or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with ALDA Capital Manager’s allocation procedures.

We have entered into the Administration Agreement with ALDA Service Company, LLC. Pursuant to the terms of the Administration Agreement, ALDA Service Company provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, we will have 100 shares of common stock outstanding and one stockholder of record, ALDA Capital Manager, LLC. At that time, we will not have any other shares of common stock outstanding. The following table sets forth, as of __________, 2011, information regarding the beneficial ownership of our common stock by:

•	each shareholder whom we know to be the beneficial owner of 5% or more of our outstanding common stock;
•	each of our executive officers and directors; and
•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on _____________ shares of common stock outstanding as of ____________, 2011. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Name	Shares Beneficially Owned Immediately After this Offering
	Number	Percentage
Name of Beneficial Owner
5% or greater owners:
ALDA Capital, LLC
Executive officer and directors:
Alan D. Gordon
Lori Wittman
Executive officers and directors as a group ( persons)

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors immediately after this offering.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Alan D. Gordon
Independent Directors:

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on an initial public offering price of $ per share.
(3)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below.

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained. In certain cases, we may value debt and equity securities on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms may be engaged by, or on behalf of, the Board of Directors to conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business;
•	comparisons to publicly traded securities; and
•	the market value of the loan or security.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with any future offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering

This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

To the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying [ ], the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $[ ] plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be amended or terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at [ ] or by phone at [ ].

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of ___________ 2011:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusively of Amount Under Column(3)
Common Stock	100,000,000	_____	100

Under our charter our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified stock, shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. Any issuance of preferred stock, however, must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2012, 2013, and 2014, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2012, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the

Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Securities Exchange Act of 1934 and has at least three outside directors can elect by resolution of the Board of Directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a Board of Directors may classify itself without the vote of stockholders. A

Board of Directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the Board of Directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders, entitled to cast at least a majority of the votes entitled to be cast at the meeting;
•	reserve for itself the right to fix the number of directors;
•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;
•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and
•	provide that all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the Board of Directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A Board of Directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its Board of Directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the Board of Directors resulting from an increase in the size of the Board of Directors or the death, resignation or removal of a director, may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our Board of Directors is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the Board of Directors, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our Board of Directors to override further changes to the charter or bylaws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, _____________ shares of our common stock will be outstanding, assuming no exercise of the underwriters’ option to purchase additional shares. Of these shares, ___________ shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining outstanding shares of common stock that are not sold in this offering, or _____________ shares, will be deemed “restricted securities” as that term is defined under Rule 144. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act, such as under Rule 144 under the Securities Act, which are summarized below.

Generally, under Rule 144 under the Securities Act, as currently in effect, a person who is not one of our affiliates at any time during the three months preceding a sale, and who has beneficially owned shares of our common stock for at least six months would be entitled to sell an unlimited number of shares of our common stock provided current public information about us is available and, after one year, an unlimited number of shares of our common stock without restriction. Our affiliates who have beneficially owned shares of our common stock for at least six months are entitled to sell within any three-month period a number of shares that does not exceed the greater of:

•	1% of the total number of securities then outstanding; or
•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by holders that have been our affiliates at any time during the three months preceding the proposed sale also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements, manner of sale provisions and notice requirements.

No assurance can be given as to (1) the likelihood that an active market for our common stock will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our shares. See “Risk Factors — Risks Related to this Offering.”

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we will generally be limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a business development company, we will be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to here as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets (the “70% test”). The principal categories of qualifying assets relevant to our business are any of the following:

(i) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An Eligible Portfolio Company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(1) does not have any class of securities listed on a national securities exchange; or

(2) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(3) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2.0 million; or

(4) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million computed as of a date within the 60 days prior to acquisition by the business development company.

(ii) Securities of any Eligible Portfolio Company which we control.

(iii) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(iv) Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the Eligible Portfolio Company.

(v) Securities received in exchange for or distributed on or with respect to securities described in (i) through (iv) above, or pursuant to the exercise of warrants or rights relating to such securities.

(vi) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Additionally, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (i), (ii) or (iii) above.

Managerial Assistance to Portfolio Companies

To count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if requested, does so provide significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. In addition, ALDA Service Company and ALDA Capital Manager may provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, certain diversification tests in order to qualify as a RIC for federal income tax purposes will typically require us to limit the amount we invest with any one counterparty. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure.”

Code of Ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Additionally, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may also obtain a copy of our code of ethics on our website at www.aldacapitalcorp.com.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. [__________] currently serves as our Chief Compliance Officer.

The Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, once such Rule becomes effective, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and may be required to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to ALDA Capital Manager. The Proxy Voting Policies and Procedures of ALDA Capital Manager are set forth below. The guidelines will be reviewed periodically by ALDA Capital Manager and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to ALDA Capital Manager.

Introduction

ALDA Capital Manager is registered with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, ALDA Capital Manager will have fiduciary duties to us. As part of this duty, ALDA Capital Manager recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. ALDA Capital Manager’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties. These policies and procedures for voting proxies for investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our management any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: ALDA Capital Manager, LLC, 233 S. Wacker Drive, Suite 9330, Chicago, Illinois 60606.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof (and an entity organized outside of the United States that is treated as a U.S. corporation under specialized sections of the Code);
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

To qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
º	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
º	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor its transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Investments we make in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we will generally be required to accrue daily as income a portion of the discount and to distribute such income each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2013 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2013 and properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will generally not be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned among our stockholders which may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2013, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum rate on long-term capital gains for non-corporate taxpayers is scheduled to return to 20% for tax years beginning after December 31, 2012. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, for 2011, U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends were designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States,) or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly designated by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their units, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Sunset of Reduced Tax Rate Provisions

Several of the tax considerations described under the heading “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus are subject to sunset provisions. These sunset provisions generally provide that for taxable years beginning after December 31, 2012, certain provisions in the Code that are currently applicable will revert back to earlier versions of such provisions. As a result, the federal income tax rates applicable to ordinary income, long-term capital gain and qualified dividend income for taxpayers taxed at individual rates will increase beginning January 1, 2013, absent congressional action. Consequently, prospective investors should consult their own tax advisors regarding the effect of sunset provisions on an investment in our common stock.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning before January 1, 2013 would be taxable to our stockholders as ordinary dividend income, and provided that certain holding periods and other requirements are met, could be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Circular 230 Disclosure

To comply with recent Treasury Department regulations, we advise you that: (i) this discussion of certain U.S. federal income tax consequences was not intended or written by us to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer, (ii) this discussion is provided to support the promotion or marketing of the transaction matters discussed herein, and (iii) readers of this discussion should seek advice regarding the matters discussed herein based on his, her, or its own particular circumstances from an independent tax adviser.

UNDERWRITING

Subject to the terms and conditions of the underwriting agreement by and between us and Maxim Group LLC, or Maxim, who is acting as the representative of the underwriters of this offering, the underwriters named below have agreed to purchase from us the number of shares of common stock set forth opposite their respective names below, at the public offering price, less the sales load set forth on the cover page of this prospectus.

Underwriter	Number of Shares
Maxim Group LLC.

The underwriters have agreed to purchase all of the shares offered by this prospectus (other than those covered by the overallotment option described below) if any are purchased. The underwriting agreement provides that the obligations of the underwriters to pay for and accept delivery of the shares are subject to the passing upon certain legal matters by counsel and certain conditions such as confirmation of the accuracy of representations and warranties by us about our financial condition and operations.

The shares should be ready for delivery on or about [      ], 2011 against payment in immediately available funds. The underwriters may reject all or part of any order. The address of Maxim Group LLC is 405 Lexington Ave, New York, NY 10174.

Commissions and Discounts

The following table provides information regarding the amount of the discount to be paid to the underwriters by us:

Total(1)
	Per Share		Without Overallotment		With Overallotment
Public Offering Price	$	[ ]	$	[ ]	$	[ ]
Sales load (Underwriting discount and commission)(2)	$	[ ]	$	[ ]	$	[ ]
Corporate Finance Fee and other expenses(3)	$	[ ]	$	[ ]	$	[ ]
Proceeds, before expenses, to us	$	[ ]	$	[ ]	$	[ ]

(4)	Assumes all shares are sold at the initial offering price per share.
(5)	Sales load on shares purchased by ALDA Capital, LLC is $_______ [50%].
(6)	We will pay the representative a corporate finance fee of 1.0% of the gross proceeds of the offering (0.5% of the gross proceeds paid by ALDA Capital, LLC in respect of shares purchased by it) (“Corporate Finance Fee”), of which $50,000 was previously paid to Maxim upon its engagement by the Company. The Corporate Finance Fee is not payable with respect to the shares of common stock sold upon exercise of the underwriter’ over-allotment option. In addition, we will reimburse the representative certain expenses relating to this offering of up to $75,000. We estimate that the total expenses of this offering excluding the underwriter’ discount and the Corporate Finance Fee, will be approximately $[ ].

Overallotment Option

We have granted an option to the underwriters to purchase up to an aggregate of [      ] additional shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, they will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriters’ initial amount reflected in the above table.

Preferential Right and Right of First Refusal

We have granted Maxim an irrevocable preferential right for a period of 12 months from the closing of this offering to purchase or sell for our account, or to purchase or sell for the account of any of our senior executives and officers, our securities, with certain exceptions. In addition, we have granted Maxim a right of first refusal to act as our lead underwriter or placement agent in any and all of our future public and private equity offerings for a period of 18 months from the closing of this offering.

Reserved Shares for Insiders

The underwriters have reserved for sale to ALDA Capital, LLC, an affiliate of our investment adviser, at the initial public offering price, _______________ shares of our common stock having an aggregate value of $1,250,000. Shares purchased by ALDA Capital, LLC from the underwriters in the public offering will be subject to a reduced corporate finance fee of 0.5% and a reduced sales load (underwriting discount and commissions) of $____ per share. To the extent ALDA Capital, LLC, purchases reserved shares, it will reduce the number of shares available for sale to the general public.

Lock Ups

Our officers, directors, and any shareholder who owns 1% or more of our outstanding common stock at the time immediate prior to the effective date of the Registration Statement of which this prospectus is a part have agreed, with exceptions, not to sell or transfer any common stock for six months after the date of this prospectus without first obtaining the written consent of Maxim. This means that, during the applicable lock-up period following the date of this prospectus, such persons may not offer, sell, pledge or otherwise dispose of these securities without the prior written consent of Maxim.

Other Matters

We will reimburse Maxim for its expenses relating to this offering, including, without limitation, due diligence expenses related to background checks on our officers and directors and the fees and expenses of Maxim’s legal counsel, up to a maximum of $75,000.

The underwriting agreement provides for indemnification between the underwriters and us against specified liabilities, including liabilities under the Securities Act, and for contribution by us and the underwriters to payments that may be required to be made with respect to those liabilities. We have been advised that, in the opinion of the Securities and Exchange Commission, indemnification liabilities under the Securities Act is against public policy as expressed in the Securities Act, and is therefore, unenforceable.

A prospectus in electronic format may be made available on a website maintained by the representative. The representative may agree to allocate a number of shares for sale to their online brokerage account holders. The representative may make Internet distributions on the same basis as other allocations. In connection with the offering, the underwriters may distribute prospectuses electronically. No forms of electronic prospectus other than prospectuses that are printable as Adobe® PDF will be used in connection with this offering.

The representative has informed us that it does not expect to confirm sales of shares of common stock offered by this prospectus to accounts over which they exercise discretionary authority.

NYSE Amex Stock Exchange Listing

We expect the shares to be approved for listing on the NYSE Amex Stock Exchange under the symbol “      .” In order to meet the requirements for listing on the NYSE Amex Stock Exchange, the representative has undertaken to sell a minimum number of shares to a minimum number of beneficial owners as required by the NYSE Amex Stock Exchange.

Pricing of Securities

The representative has advised us that it proposes to offer the shares directly to the public at the public offering price that appears on the cover page of this prospectus. In addition, the representative may offer some of the shares to other securities dealers at such price less a concession of $[  ] per share. The representative may also allow, and such dealers may reallow, a concession not in excess of $[  ] per share to other dealers. After the shares are released for sale to the public, the representative may change the offering price and other selling terms at various times.

Prior to this offering, there has been no public market for our shares. Consequently, the initial public offering price for the shares was determined by negotiations between us and the representative. Among the factors considered in determining the initial public offering price were our results of operations, our current financial condition, our future prospects, our markets, the economic conditions in and future prospects for the industry in which we compete, our management, and currently prevailing general conditions in the equity securities markets, including current market valuations of publicly traded companies considered comparable to our company. We cannot assure you, however, that the price at which the shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our shares will develop and continue after this offering. Furthermore, shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.

Stabilization

Until the distribution of the common stock offered by this prospectus is completed, rules of the SEC may limit the ability of the underwriters to bid for and to purchase our common stock. As an exception to these rules, the underwriters may engage in transactions effected in accordance with Regulation M under the Securities Exchange Act of 1934, as amended, that are intended to stabilize, maintain or otherwise affect the price of our common stock. The underwriters may engage in over-allotment sales, syndicate covering transactions, stabilizing transactions and penalty bids in accordance with Regulation M.

•	Stabilizing transactions permit bids or purchases for the purpose of pegging, fixing or maintaining the price of the common stocks, so long as stabilizing bids do not exceed a specified maximum.
•	Over-allotment involves sales by the underwriters of common stock in excess of the number of shares of common stock the underwriters are obligated to purchase, which creates a short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares of common stock over-allotted by the underwriters is not greater than the number of shares of common stock that they may purchase in the over-allotment option. In a naked short position, the number of shares of common stock involved is greater than the number of shares in the over-allotment option. The underwriters may close out any covered short position by either exercising their over-allotment option or purchasing shares of common stock in the open market.
•	Covering transactions involve the purchase of securities in the open market after the distribution has been completed in order to cover short positions. In determining the source of securities to close out the short position, the underwriters will consider, among other things, the price of securities available for purchase in the open market as compared to the price at which they may purchase securities through the over-allotment option. If the underwriters sell more shares of common stock than could be covered by the over-allotment option, creating a naked short position, the position can only be closed out by buying securities in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the securities in the open market after pricing that could adversely affect investors who purchase common stock in this offering.
•	Penalty bids permit the underwriters to reclaim a selling concession from a selected dealer when the common stock originally sold by the selected dealer are purchased in a stabilizing or syndicate covering transaction.

These stabilizing transactions, covering transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market.

Neither we nor the underwriters make any representation or prediction as to the effect that the transactions described above may have on the price of our common stock. These transactions may occur on the NYSE Amex or on any other trading market. If any of these transactions are commenced, they may be discontinued without notice at any time.

Other Relationships

Maxim and its affiliates may in the future perform various financial advisory, investment banking or other services for us or our affiliates, for which they will receive customary fees and expenses. As of the date of this prospectus, no such arrangement has been entered into.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by [  ]. The address of the custodian is [  ]. [  ] will act as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is [  ], telephone number: [  ].

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Greenberg Traurig, LLP, Irvine, California, and for the underwriters by Ellenoff Grossman & Schole LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey & Pullen, LLP serves as our independent registered public accounting firm.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549. This information will also be available free of charge on our website at www.aldacapitalcorp.com that we expect to establish upon completion of this offering.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains our privacy policies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of ALDA Capital Manager, LLC. It is our policy that only authorized employees of the ALDA Capital Manager who need to know your personal information will have access to it.
•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

2. Exhibits

Exhibit	Description
(a.)	Articles of Incorporation
(b.)	Bylaws
(d.)	Form of Common Stock Certificate*
(e.)	Form of Dividend Reinvestment Plan*
(g.)(1)	Form of Investment Advisory Agreement between Registrant and ALDA Capital Manager, LLC*
(g.)(2)	Form of Administration Agreement between Registrant and ALDA Service Company, LLC*
(h.)	Form of Underwriting Agreement*
(j.)	Form of Custodian Agreement*
(k.)(1)	Form of Indemnification Agreement by and between the Registrant and each of its Directors*
(k.)(2)	Certificate of Appointment of Transfer Agent*
(l.)	Opinion of Greenberg Traurig, LLP*
(n.)(1)	Consent of Greenberg Traurig, LLP (Incorporated by reference to exhibit l hereto)*
(r.)(1)	Code of Ethics of Registrant*
(r.)(2)	Code of Ethics of ALDA Capital Manager, LLC*
(r.)	Code of Business Conduct of Registrant*

*	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

Not applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee		$5,805
FINRA filing fee		*
NYSE Amex listing fee		*
Printing and postage		*
Legal fees and expenses		*
Accounting fees and expenses		*
Miscellaneous		*
Total	$	*

Note: All listed amounts are estimates.

*	To be provided by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to the pricing of this offering, ALDA Capital Manager, LLC owns 100% of the Registrant’s issued and outstanding shares. ALDA Capital Manager, LLC, a registered investment adviser under the Investment Adviser’s Act of 1940, as amended, is the Registrant’s investment adviser.

See “Management,” “Certain Relationships and Related Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at ________ __, 2011:

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	1

ITEM 30. INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Investment Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, ALDA Capital Manager, LLC (the “investment adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, ALDA Service Company, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of ALDA Service Company’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory Agreement,” “Administration Agreement” and “Investment Adviser.” Additional information regarding the investment adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [  ]), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, ALDA Capital Corporation, 233 S. Wacker Drive, Suite 9330, Chicago, Illinois 60606;
(2)	the Transfer Agent , , , , ;
(3)	the Custodian , , , , ; and
(4)	the investment adviser, ALDA Capital Manager, LLC.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.
(5)	Registrant undertakes that:
(a)	For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.
(b)	For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, in the State of Illinois, on the 15th day of March, 2011.

ALDA CAPITAL CORPORATION
By: /s/ Alan D. Gordon Name: Alan D. Gordon Its: Chairman of the Board of Directors, Chief Executive Officer, President and Secretary

POWER OF ATTORNEY

The undersigned directors and officers of ALDA Capital Corporation hereby constitute and appoint Alan D. Gordon with full power to act and with full power of substitution and resubstitution, our true and lawful attorney-in-fact with full power to execute in our name and behalf in the capacities indicated below this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 15th day of March, 2011.

Signature	Title
/s/ Alan D. Gordon Alan D. Gordon	Chairman of the Board of Directors, Chief Executive Officer, President and Secretary (Principal Executive Officer)
/s/ Lori Wittman Lori Wittman	Chief Financial Officer and Treasurer (Principal Financial Officer)